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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Portfolios

ANNUAL REPORT

December 31, 2013

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	13
Portfolio Summary (Unaudited)	20
Schedules of Investments	22
Statements of Assets and Liabilities	65
Statements of Operations	73
Statements of Changes in Net Assets	77
Financial Highlights	84
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	119
Additional Information (Unaudited)	120

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Shareholders’ Letter	January 21, 2014

Dear Shareholders,

How High is Up?

With the strong performance of equities in 2013, the question “How high is up?” seems a sensible one to us at Alger. The S&P 500 Index generated a 32.39% return in 2013, and now is up 199.78% from its March 2009 low, not only recovering the losses of the financial crisis but creating a new high. As of the market close on December 31, the S&P price was 9.2% higher than during early October of 2007, when the index hit its highest level for the portion of the past decade prior to the financial crisis. (The period no longer includes the Internet bubble or its bust). For the year, Consumer Discretionary was the best performing sector within the S&P 500. It, along with Health Care, Industrials, and Financials outperformed the overall return of the index. Beyond U.S. borders, foreign markets have also recovered significantly, with the MSCI All Country World Index ex-USA having returned 135.86% from its March 2009 low and the MSCI Emerging Markets Index having returned 139.48% from its October 2008 low.

For several years, we have consistently argued that short-term market declines triggered by volatility around macro-economic concerns should be used as buying opportunities.(1) In short, our view has been founded on the belief that strong corporate fundamentals rather than fiscal policy and investor emotions are the ultimate drivers of long-term equity performance and that our fundamental research has discovered a stronger environment for corporate revenues, margins, earnings, and free cash flows than the naysayers and mass media would have most believe. U.S. economic progress continues, driven by an expanding real estate market recovery, an increase in business spending on fixed equipment, and rising consumer confidence and spending. We think 2013’s strong performance was more of a catch-up with this reality than an overshoot. In our view, the valuation of U.S. equities either on a forward price-to-earnings (P/E) basis or on free-cash-flow yield — two of our most important valuation metrics at Alger — remains very reasonable. The forward P/E for 2014 for the S&P 500 is at its long term average — not above it as many would assume based on the market’s strength. We think 2014 should be another good year for equity investors.

Fiscal and Monetary Policy Drives Volatility

During 2013, investors feared that the fiscal cliff, or $85 billion in spending cuts for the year and the expiration of the payroll tax holiday, various Bush tax cuts, and other tax breaks, would throw the country into a recession. Yet, the headwind of spending cuts and higher taxes, while dampening economic growth, fell short of creating a recession, with the Bureau of Economic Analysis reporting that gross domestic product expanded 1.1%, 2.5%, and 4.1% during the first, second, and third quarters of 2013.

Fiscal policy also captured investors’ attention when political dysfunction over the nation’s debt ceiling and budget caused a partial government shutdown in October and fears that the U.S. would default on its debt. Congress and the White House eventually avoided the default with legislation authorizing continued debt issuance until early

(1) See Alger Summer 2010 Market Commentary, August 4, 2010.

February of 2014, but not before partisan politics resulted in a short-term government shutdown. Investors who used the dysfunction to validate their concerns over the nation’s fiscal health, however, overlooked, in our view, an important point—economic growth, increased tax revenues, and spending cuts are causing the country’s deficit to decline relative to gross domestic product (GDP). At the start of 2012, the deficit was equal to 6.8% of GDP, according to the U.S. Census Bureau and economic research firm Cornerstone Macro. It declined to 4.0% in January of 2013 and 3.4% in January of this year. In another encouraging development, Washington passed budgets for fiscal years 2014 and 2015. The budgets relax sequester-related budget cuts by $40 billion in 2014 and $20 billion in 2015, while also providing for new sources of revenue. As a result, the deficit could be reduced by $23 billion over the next 10 years.

Fiscal policy, of course, wasn’t the only cause of jitters among investors in 2013. At times, Federal Reserve officials said that as the economy strengthens, the central bank should be prepared to taper quantitative easing, which entails buying up to $85 billion in debt securities monthly to keep long-term interest rates low. Not surprisingly, the comments fueled market volatility as investors feared the policy change could dampen economic growth by causing interest rates to climb. Fed officials quickly responded by emphasizing that tapering will only occur if the economy appears to be strong enough to continue growing as the stimulus is decreased. They emphasized that additional economic growth must occur prior to tapering and even then the tapering would be done judiciously. In December, the Fed finally announced that it would scale back quantitative easing by a modest $10 billion a month. In making the announcement, it said it expects to maintain its easy-money policy, which includes keeping the Fed Funds rate at 0%, until inflation creeps up to at least 2%. The vote of confidence in the economy and the Fed’s comments on maintaining low interest rates helped support the ongoing equity rally.

Economy Proves Resilient

Even with tax increases, considerable government spending cuts, and slow GDP growth, many indicators pointed to continued strengthening of the U.S. economy in 2013, with the unemployment rate dropping from 7.9% in January of 2013 to 7.0% in November of 2013. Perhaps more impressive were gains in real estate, with the S&P/Case-Shiller 20-City Composite Home Price Index, which measures home prices in 20 metropolitan areas, climbing 13.3% during the first nine months of the year. In addition, private sector construction also increased substantially. Construction on lodging increased 25.4% year over year for the first 10 months of the year, while residential construction grew 17%.

As a result, unemployment has fallen dramatically in the construction industry after having hit a staggering post-financial crisis high of 27.1% (non-seasonally adjusted) in February of 2010. By November of 2012, the rate had already declined to 12.2% and during 2013 declined further to a low of 8.6% in November. In another encouraging sign, consumer purchases of higher cost items grew, with sales of luxury cars during the first nine months of 2013 increasing 12% year over year while sales of inexpensive cars climbed 6.1%, according to Autodata Corp.

Corporate Fundamentals Remain Strong

Corporate fundamentals also supported investor enthusiasm. As of the end of 2012, non-financial companies in the S&P 500 Index held $1.25 trillion in cash, according to Goldman Sachs. Impressively, corporate cash levels reached $1.30 trillion by June of 2013. Free cash flow (typically measured as free-cash-flow yield, which is the ratio of a company’s valuation to cash generated from operations that remains after capital expenditures and operating expenses) remained strong during the reporting period. In December, large cap stocks (not including Financials and Utilities) had a free-cash-flow yield of 4.52% compared to the 50-year average of 3.81% (according to research firm Empirical Research Partners).

Investors benefited in many ways from corporations’ strong fundamentals, with companies greatly ramping up their dividends and stock buybacks. For the 12-month period ended in August, Russell 1000 Index companies announced $455 billion in stock buybacks, up 32% year over year. When including dividends, cash returned to investors climbed to $821 billion, exceeding the previous high of $787 billion in 2007, according to J.P. Morgan Chase. We believe that strong business performance is likely to support corporate fundamentals, and we note that revenue growth and strong spending discipline resulted in S&P 500 earnings per share growing 3.73% year over year during the first quarter of 2013, 4.04% during the second quarter, and 7.01% during the third quarter. Based on FactSet Research Systems estimates, fourth quarter earnings grew 6.1%.

Foreign Countries Generate Strong Gains.

Broadly speaking, foreign equity markets generated strong results during 2013, with many developed markets producing noteworthy performance. Within the MSCI All Country World Index, Finland, Germany, Ireland, the U.S., and the Netherlands were among the top performing developed nations, with equity markets in each country generating returns in excess of 30%. Even Australia, Canada, Norway, and Israel, which were among the worst performing developed markets, still produced positive returns. Within the MSCI Emerging Markets Index, Russia, China, and the Czech Republic were among the best performers, while Taiwan, Turkey, and India were among countries that generated negative returns.

During 2013, economic growth in Brazil, Russia, India, and China fell short of expectations, while other countries, at times, showed encouraging signs. Japanese businesses reported strong earnings in the fall, and the country’s second-quarter GDP growth was revised upward from 2.6% to 3.8%. Land prices during the summer months, meanwhile, increased in 66 of 150 survey areas, according to research firm ISI. In Europe, France emerged from a recession, while economic growth in the United Kingdom and Germany also accelerated. Even Ireland and Portugal showed signs of economic improvement. Broadly speaking, the common outlook for the euro zone became less negative in 2013.

Foreign countries continued to buy U.S. products, with American exports—including energy commodities—having increased. Corporations also enjoyed growing foreign demand for services for professional, business, and technical needs. An uptick in royalties and licensing also helped boost U.S. exports. During the first 10 months of 2013, the U.S. exported $1.88 trillion in goods and services, up from $1.83 during the same period in 2012. With U.S. exports growing faster than imports, the country’s trade deficit declined from $449.83 billion during the first 10 months of 2012 to $402.13 billion for the same period in 2013.

Reasons for Optimism

We believe that many of the factors that supported investor enthusiasm during 2013 will continue in 2014 and that equity markets have potential for generating additional gains.

On the fiscal front, data from Cornerstone Macro shows that finances for many state and local governments have been strengthening, which suggests that the public sector job market may improve. With that in mind, economic forecasts for 2014 are encouraging. J.P. Morgan Chase expects unemployment will decline to 6.8% by the end of 2014 as GDP continues to grow.

We believe that the U.S. housing market recovery will continue, as strong demand for homes exists. Over the past few years, many Americans continued to live with relatives or friends as they felt insecure about the economy and their careers. As the job market improves and the economy strengthens, Americans living with relatives and friends are likely to become more confident in their finances and start shopping for their own homes, which could provide additional support to the ongoing recovery in the real estate market. We note that low interest rates and attractive real estate prices have increased the affordability of houses, which could entice many Americans to become homeowners and then in turn purchase household items, such as furniture and appliances.

Existing homeowners, meanwhile, are feeling better about their finances, with their wealth increasing as the values of their homes and equity investments climb. So, we think Americans are likely to increase their spending on big-ticket items, including cars. Home values and equity investments contributed to Americans’ wealth in 2009, 2010, 2012, and 2013, according to J.P. Morgan Chase. In 2013, wealth generation was particularly noteworthy, with gains in real estate and stocks totaling $4.4 trillion. For 2013, housing and real estate is estimated to have added $8.8 trillion to Americans’ wealth, according to J.P. Morgan Chase estimates. The combination of increasing wealth and pent-up demand for cars and other items may drive an increase in consumer spending. Automobile data tracker Edmunds.com, for example, points out that the average age of automobiles in 2013 was 11.4 years and that it expects U.S. consumers to purchase 16.4 million cars next year, which would be the highest level since 2006, when 16.5 million cars were purchased.

Corporate Fundamentals in 2014

As noted previously, equity prices were supported during the reporting period by corporations increasing their dividends, conducting stock buybacks, and making acquisitions. With high cash balances and strong cash flow, corporations are likely to continue that trend in 2014. Goldman Sachs expects corporations to increase dividends and stock buybacks 10% in 2014. It also estimates that cash acquisitions will increase 13%.

All of those actions, we believe, will provide considerable support to equities. Corporations, we believe, also have built up demand for new equipment and facilities, and we expect businesses to satisfy that demand in 2014. Spending on such items stayed below 2008 levels until 2011, when S&P 500 companies spent $567 billion on capital expenditures. Capital expenditures increased in 2012 and are estimated to have been $649 billion in 2013 and may climb to $672 billion in 2014 based on Goldman Sachs estimates. The increased spending, we maintain, will create attractive opportunities for providers of manufacturing equipment and other business tools to continue growing their revenues and further strengthening their fundamentals.

Global Growth may also Support Equities

Corporate fundamentals, increased corporate capital expenditures, a recovering real estate market, and an uptick in consumer spending aren’t the only things that may support the

U.S. economy and equities in 2014. Indeed, global economic growth is expected to strengthen, which will provide additional opportunities for U.S. exporters and companies with operations in non-U.S. markets. The International Monetary Fund (IMF) estimates that the global economy will grow 3.6% in 2014, up from an estimated rate of 2.9% in 2013. Impressively, the IMF says the economies of Italy and Spain are expected to switch from contracting in 2013 to expanding in 2014 and we expect the European Central Bank to continue with its accommodative policy that is providing considerable economic stimulus.

Emerging market economies, in aggregate, are also expected to improve, growing 5.1% in 2014, up from 4.5% in 2013, according IMF estimates. We also believe that growing developed-market economies will increase their imports of products from emerging markets, which should support growth in emerging economies. Global economic expansion, furthermore, is likely to help U.S. companies grow revenues in non-U.S. markets.

The IMF also estimates that world trade volume as a percentage of global GDP is expected to increase from 2.9% to 4.9% in 2014. With ongoing improvements in U.S. energy production and other trends, American corporations are expected to be strong beneficiaries of increased world trade, with J.P. Morgan Chase estimating that our country’s exports will increase 5.9% in 2014.

The Road Ahead

Alger believes that companies undergoing Positive Dynamic Change are likely to experience earnings growth, so they offer strong potential for generating attractive long-term performance. Positive Dynamic Change can include product innovation, demographic trends, new regulations, management team changes, growing product demand, and market dominance. Encouragingly, many of the trends discussed previously, such as a strengthening real estate market, increased capital expenditures, stronger car sales, and growth of non-U.S. markets, are creating Positive Dynamic Change opportunities that can help leading companies generate strong earnings. With that in mind this is an exciting time for our firm and our clients as Alger analysts relentlessly search for companies that can benefit from the many forms of Positive Dynamic Change that are occurring across the globe.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 35.19% for the fiscal 12-month period ended December 31, 2013, compared to the 33.48% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Materials detracted from results.

Among the most important relative contributors were Facebook, Inc.; CVS Caremark Corp.; Morgan Stanley; Blackstone Group LP; and Actavis plc. During the third quarter, social-network operator Facebook announced second-quarter revenues, margins, and earnings that significantly exceeded consensus expectations. Ad revenue growth had accelerated to 61% year over year compared to 43% year over year for the first quarter. We believe increased use of Facebook via mobile devices and an established track record for mobile-device advertising with the company’s website helped Facebook increase ad sales, which supported the performance of its stock.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Union Pacific Corp.; Biogen Idec, Inc.; The Home Depot, Inc.; and Amgen, Inc. Share performance of railway services provider Union Pacific weakened during the second half of 2013 after the company preannounced disappointing third quarter earnings. The company cited continued agricultural weakness, mild summer temperatures (bad for coal volumes) and Colorado flooding as all negatively impacting the quarter.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 35.08% for the fiscal 12-month period ended December 31, 2013, compared to the 33.48% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Telecommunication Services detracted from results.

Among the most important relative contributors were Facebook, Inc.; Actavis plc.; CBS Corp., Cl. B; Blackstone Group LP; and Yahoo! Inc. Shares of Facebook performed strongly due to reasons identified in the Alger Capital Appreciation Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Amgen, Inc.; Verizon Communications, Inc.; PepsiCo, Inc.; and United Technologies Corp. Also detracting from relative performance was MasterCard, Inc., which provides transaction processing and other payment-related services in the United States and internationally. Its shares performed strongly during the year; however, the Portfolio’s holding position was limited to the early portion of the reporting period, so the shares had a negative impact on performance relative to the Portfolio’s benchmark.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 35.84% for the fiscal 12-month period ended December 31, 2013, compared to the 35.74% return of its benchmark, the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Energy detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; CBS Corp., Cl. B; Actavis plc.; MGM Resorts International; and NXP Semiconductors NV.

Shares of Fifth & Pacific performed strongly after the manufacturer and marketer of clothing and accessories under brands such as Juicy Couture, Lucky, Kate Spade, and Jack Spade reported strong operating results for Kate Spade. Speculation of sale of Juicy Couture and Lucky brands and the eventual sale of those brands also supported performance of the stock.

Conversely, detracting from overall results on a relative basis were Tesla Motors, Inc.; Bed Bath & Beyond, Inc.; Avago Technologies Limited; NCR Corp.; and Avon Products, Inc. Shares of NCR performed poorly late in the reporting period because investors were disappointed with a third-quarter revenue shortfall as both retail and banking product sales remained soft. Also, management did not raise full-year guidance, leading investors to expect somewhat disappointing fourth-quarter results. In addition, investors sold shares after the company announced its acquisition of Digital Insight in a $1.65 billion deal.

During the reporting period, the Portfolio purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 32.22% for the fiscal 12-month period ended December 31, 2013, compared to the 40.65% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Industrials. Relative outperformance in the Materials and Telecommunication Services sectors was the most important contributor to performance, while Consumer Discretionary and Information Technology detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Alkermes PLC.; Jarden Corp.; Align Technology, Inc.; and AO Smith Corp. Shares of Fifth & Pacific performed strongly due to reasons identified in the Alger Mid Cap Growth Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Netflix, Inc.; Isis Pharmaceuticals, Inc.; LKQ Corp.; NCR Corp.; and Volcano Corp. Shares of NCR Corp. performed poorly due to reasons identified in the Alger Mid Cap Growth Portfolio discussion.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 34.26% for the fiscal 12-month period ended December 31, 2013, compared to the 43.30% return of its benchmark, the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Materials and

Telecommunication Services sectors was the most important contributor to performance, while Health Care and Information Technology detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; The ExOne Co.; Cornerstone OnDemand Inc.; Exacttarget Inc.; and WisdomTree Investments, Inc. Shares of Fifth & Pacific performed strongly due to reasons identified in the Alger Mid Cap Growth Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Isis Pharmaceuticals, Inc.; Alnylam Pharmaceuticals, Inc; Cyan, Inc.; Omega Healthcare Investors, Inc.; and Ruckus Wireless, Inc. During the reporting period, disappointing results in China and a slower-than-anticipated increase in product orders weakened the performance of Ruckus stock. The company provides technology for WIFI networks, including access points.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 29.92% for the fiscal 12-month period ended December 31, 2013, compared to the 32.39% return of its benchmark, the S&P 500 Index. It generated a 1.74% 30-day dividend yield, compared to the 1.89% yield of its benchmark as of December 31.

The Portfolio invests in companies that are classified in one of the following categories: Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued our emphasis on Dividend Growers while having less of an emphasis Dividend Leaders, in part because many Dividend Leaders are trading at high valuations from a historical perspective.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Industrials and Telecommunication Services sectors was the most important contributor to performance, while Information Technology and Energy detracted from results.

Among the most important relative contributors were Bristol-Myers Squibb Co.; Viacom, Inc. Cl. B; Morgan Stanley; and CSX Corp. Shares of CME Group also contributed to results. The company facilitates buying and selling of exchange-traded and over-the-counter derivatives through its CME Globex trading platform and open outcry facilities in Chicago, New York City, and Kansas City. Shares of CME rallied during the second quarter in anticipation of a pickup in over-the-counter trading volume. Increased interest rate volatility, meanwhile, boosted futures trading.

Conversely, detracting from overall results on a relative basis were The Mosaic Co.; Chevron Corp.; Micron Technology, Inc.; Johnson Controls, Inc.; and Two Harbors Investment Corp. Share performance of Mosaic weakened in the third quarter. The company produces concentrated phosphate and potash crop nutrients and said potash production increased only 26% year over year, but prices declined approximately 19%. During the third quarter, a competitor pulled out of a Russian cartel and said it would emphasize sales volume over price, which caused potash price support that was provided by the cartel to collapse, so global prices dropped.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 15.28% for the fiscal 12-month period ended December 31, 2013. The equity portion of the Portfolio underperformed the 33.48% return of the Russell 1000 Growth Index, and the fixed-income portion outperformed the -2.35% return of the Barclays Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance, while Consumer Discretionary and Information Technology detracted from results.

Among the most important relative contributors were Bristol-Myers Squibb Co.; Johnson & Johnson; Wells Fargo & Co.; JPMorgan Chase & Co.; and General Electric Co. Early in the reporting period, Johnson & Johnson, which is a diversified provider of pharmaceuticals and other health care products, released an earnings report that exceeded expectations, thanks to reduced costs for sales and administrative functions. An accelerated share repurchase program, the closing of an acquisition, and improvements in the pharmaceuticals pipeline also supported performance of the company’s stock.

Conversely, detracting from overall results on a relative basis were Facebook, Inc.; Gilead Sciences, Inc.; Microsoft Corp.; Amazon.com, Inc.; and MasterCard, Inc. Shares of MasterCard detracted from relative performance because of reasons described in the Alger Large Cap Growth Portfolio discussion.

Regarding the fixed-income portion of the Portfolio, as of December 31, 2013, 84.30% was in corporate securities and 15.70% was in U.S. Treasuries. During the year, the number of securities held was reduced from 19 to 18.

Investors during 2013 tried to anticipate the impact of the Federal Reserve’s eventual reining in of its quantitative easing program, or the monthly purchase of $85 billion in fixed income securities that seeks to keep interest rates low. In December, the Fed finally announced that it would reduce its monthly bond purchases by $10 billion. At the same time, it expressed its commitment to its low interest rate policy. For 2013, investment grade corporate credit posted a negative total return, the first time the subsector has lost value since 2008 and only the second time in this millennium. Investment grade securities, nevertheless, outperformed the broader fixed income market.

During the year, we continued to maintain a very short duration with a portfolio that was concentrated in very high quality and liquid securities to protect against an eventual increase in yields and corresponding price depreciation. Many holdings had final maturities of less than four years. The short duration and liquidity allows for a quick response to reinvest when rates begin to get more attractive. Furthermore, the shorter duration may help limit price depreciation when rates move higher. Staying short and liquid, we believe, seems to be the best approach until the U.S. corporate bond market returns to a yield environment that justifies additional risk. When the environment changes, we believe we are positioned to react quickly.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by an effective prospectus for the Portfolios.  The Portfolios’ stated returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2013. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issuer’s falling credit rating or actual default. Portfolios that invest in mortgage- and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as Alger Capital Appreciation and Alger SMid Cap Portfolios, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        The Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The Russell 1000 Growth Index is designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the U.S. equity market.

•        The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index is an unmanaged index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index.

•        The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid capitalization. It includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

•        The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•        The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

•        The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•        The MSCI All Country World Index ex USA is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•        The MSCI All Country World Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.

•        The S&P/Case-Shiller 20-City Home Price Index is an index of housing prices in the U.S.

ALGER CAPITAL APPRECIATION PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended December 31, 2013. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index include reinvestment of dividends. Performance of Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	35.19%	22.40%	11.51%	13.50%
Class S (Inception 5/1/02)(i)	34.79%	22.01%	11.19%	13.22%
Russell 1000 Growth Index	33.48%	20.39%	7.83%	8.81%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                           Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2013. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance of Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	35.08%	19.87%	7.10%	10.87%
Class S (Inception 5/1/02)(i)	34.57%	19.42%	6.77%	10.59%
Russell 1000 Growth Index	33.48%	20.39%	7.83%	9.91%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                           Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2013. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance of Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	35.84%	21.27%	6.99%	11.28%
Class S (Inception 5/1/02)(i)	35.40%	20.83%	6.66%	11.01%
Russell Midcap Growth Index	35.74%	23.37%	9.77%	10.00%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                           Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of Alger SMid Cap Growth Portfolio, through December 31, 2013. Figures for the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	32.22%	21.30%	n/a	4.54%
Russell 2500 Growth Index	40.65%	24.03%	n/a	9.72%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2013. Figures for the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	34.26%	21.67%	10.56%	10.49%
Russell 2000 Growth Index	43.30%	22.58%	9.41%	8.35%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2013. Figures for the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	29.92%	18.20%	6.49%	9.00%
S&P 500 Index	32.39%	17.94%	7.41%	10.38%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Fund Highlights Through December 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2013. Figures for the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 12/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	15.28%	11.80%	4.75%	7.58%
Russell 1000 Growth Index	33.48%	20.39%	7.83%	8.95%
Barclays Capital U.S. Gov’t/Credit Bond Index	(2.35)%	4.40%	4.52%	6.62%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2013 (Unaudited)

SECTORS	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
Consumer Discretionary	25.1%	20.1%	28.0%	19.5%
Consumer Staples	6.3	1.9	6.4	2.9
Energy	3.4	4.5	6.0	4.0
Financials	6.8	9.1	6.5	8.6
Health Care	15.1	14.1	13.3	16.1
Industrials	9.6	11.8	14.6	18.2
Information Technology	27.1	31.2	17.7	21.8
Materials	2.5	3.0	5.3	6.0
Telecommunication Services	1.2	1.0	1.9	1.0
Short-Term Investments and Net Other Assets	2.9	3.3	0.3	1.9
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
Consumer Discretionary	18.0%	13.1%
Consumer Staples	3.0	11.7
Energy	3.5	9.7
Financials	8.2	15.4
Health Care	18.8	12.3
Industrials	15.7	12.3
Information Technology	24.6	17.7
Materials	5.1	2.3
Telecommunication Services	1.2	3.6
Utilities	0.0	0.8
Short-Term Investments and Net Other Assets	1.9	1.1
	100.0%	100.0%

SECTORS/SECURITY TYPES	Alger Balanced Portfolio
Consumer Discretionary	8.8%
Consumer Staples	7.6
Energy	6.3
Financials	9.7
Health Care	7.6
Industrials	8.0
Information Technology	11.8
Materials	1.6
Telecommunication Services	2.5
Utilities	0.6
Total Equity Securities	64.5
Corporate Bonds	28.4
U.S. Government & Agency Obligations (excluding Mortgage Backed)	5.3
Total Debt Securities	33.7
Short-Term Investments and Net Other Assets	1.8
100.0%

†           Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.6%
ADVERTISING—0.7%
Lamar Advertising Co., Cl. A*	67,400	$3,521,650

AEROSPACE & DEFENSE—2.2%
Honeywell International, Inc.	51,700	4,723,829
The Boeing Co.	42,700	5,828,123
		10,551,952
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	27,600	2,900,208

AIRLINES—0.7%
Copa Holdings SA, Cl. A	11,900	1,905,309
Delta Air Lines, Inc.	53,700	1,475,139
		3,380,448
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Fossil Group, Inc.*	4,600	551,724
Michael Kors Holdings Ltd.*	21,000	1,704,990
PVH Corp.	32,700	4,447,854
Ralph Lauren Corp.	15,100	2,666,207
		9,370,775
APPAREL RETAIL—0.3%
L Brands, Inc.	26,700	1,651,395

APPLICATION SOFTWARE—1.6%
Salesforce.com, Inc.*	65,200	3,598,388
SAP AG#	45,900	3,999,726
		7,598,114
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Waddell & Reed Financial Inc., Cl. A	11,200	729,344

AUTO PARTS & EQUIPMENT—2.4%
BorgWarner, Inc.	16,800	939,288
Delphi Automotive PLC.	77,200	4,642,036
Johnson Controls, Inc.	48,700	2,498,310
WABCO Holdings, Inc.*	40,238	3,758,632
		11,838,266
AUTOMOBILE MANUFACTURERS—2.1%
Bayerische Motoren Werke AG(L2)	16,900	1,984,613
General Motors Co.*	199,100	8,137,217
		10,121,830
BIOTECHNOLOGY—5.2%
Amgen, Inc.	36,500	4,166,840
Biogen Idec, Inc.*	18,000	5,035,500
Gilead Sciences, Inc.*	143,000	10,746,450
Pharmacyclics, Inc.*	30,400	3,215,712
Vertex Pharmaceuticals, Inc.*	23,703	1,761,133
		24,925,635

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BROADCASTING—0.8%
CBS Corp., Cl. B	58,000	$3,696,920

CABLE & SATELLITE—2.6%
Comcast Corporation, Cl. A	119,200	6,194,228
DISH Network Corp.*	43,400	2,513,728
Time Warner Cable, Inc.	27,600	3,739,800
		12,447,756
CASINOS & GAMING—2.1%
Las Vegas Sands Corp.	89,300	7,043,091
MGM Resorts International*	127,800	3,005,856
		10,048,947
COMMUNICATIONS EQUIPMENT—1.8%
F5 Networks, Inc.*	39,600	3,598,056
QUALCOMM, Inc.	67,300	4,997,025
		8,595,081
COMPUTER & ELECTRONICS RETAIL—0.2%
Best Buy Co., Inc.	26,600	1,060,808

COMPUTER HARDWARE—5.6%
Apple, Inc.	42,300	23,734,953
NCR Corp.*	102,700	3,497,962
		27,232,915
COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.	13,600	959,344
Western Digital Corp.	35,300	2,961,670
		3,921,014
CONSTRUCTION & ENGINEERING—1.2%
Chicago Bridge & Iron Co., NV	31,800	2,643,852
Quanta Services, Inc.*	105,700	3,335,892
		5,979,744
CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	32,000	2,477,760

CONSUMER FINANCE—0.6%
American Express Co.	21,600	1,959,768
Discover Financial Services	15,000	839,250
		2,799,018
DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Alliance Data Systems Corp.*	10,900	2,865,937
MasterCard, Inc.	3,800	3,174,748
Visa, Inc., Cl. A	44,800	9,976,064
		16,016,749
DEPARTMENT STORES—0.5%
Macy’s, Inc.	41,100	2,194,740

DISTILLERS & VINTNERS—0.6%
Beam, Inc.	39,900	2,715,594

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.7%
Eastman Chemical Co.	40,000	$3,228,000

DRUG RETAIL—2.3%
CVS Caremark Corp.	152,200	10,892,954

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC.	50,420	3,837,970

GENERAL MERCHANDISE STORES—0.3%
Dollar General Corp.*	27,400	1,652,768

HEALTH CARE EQUIPMENT—2.5%
Covidien PLC.	68,900	4,692,090
Insulet Corp.*	51,400	1,906,940
St. Jude Medical, Inc.	48,401	2,998,442
Zimmer Holdings, Inc.	24,700	2,301,793
		11,899,265
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.*	112,000	5,343,520
Universal Health Services, Inc., Cl. B	8,000	650,080
		5,993,600
HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	90,000	6,321,600

HOME IMPROVEMENT RETAIL—3.7%
Lowe’s Companies, Inc.	154,700	7,665,385
The Home Depot, Inc.	126,800	10,440,712
		18,106,097
HOTELS RESORTS & CRUISE LINES—0.5%
Extended Stay America, Inc.*	20,800	546,208
Hilton Worldwide Holdings, Inc.*	82,500	1,835,625
		2,381,833
HOUSEHOLD PRODUCTS—1.1%
The Procter & Gamble Co.	67,900	5,527,739

HOUSEWARES & SPECIALTIES—0.6%
Jarden Corp.*	45,000	2,760,750

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	71,500	3,002,285

INDUSTRIAL CONGLOMERATES—0.9%
Danaher Corp.	56,500	4,361,800

INDUSTRIAL MACHINERY—0.6%
Ingersoll-Rand PLC.	44,800	2,759,680

INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Verizon Communications, Inc.	53,500	2,628,990

INTERNET RETAIL—3.5%
Amazon.com, Inc.*	31,170	12,430,284
priceline.com, Inc.*	3,700	4,300,880
		16,731,164

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—9.6%
eBay, Inc.*	152,100	$8,348,769
Facebook, Inc.*	204,297	11,166,874
Google, Inc., Cl. A*	16,700	18,715,857
VistaPrint NV*	68,200	3,877,170
Yahoo! Inc.*	110,000	4,448,400
		46,557,070
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	233,000	7,306,880

IT CONSULTING & OTHER SERVICES—0.7%
International Business Machines Corp.	17,800	3,338,746

LEISURE PRODUCTS—0.0%
BRP, Inc.*(a)	4,300	122,042

LIFE & HEALTH INSURANCE—0.5%
Lincoln National Corp.	46,200	2,384,844

LIFE SCIENCES TOOLS & SERVICES—1.0%
Thermo Fisher Scientific, Inc.	42,000	4,676,700

MOVIES & ENTERTAINMENT—1.5%
Viacom, Inc., Cl. B	82,400	7,196,816

OFFICE ELECTRONICS—0.2%
Xerox Corp.	95,400	1,161,018

OIL & GAS EQUIPMENT & SERVICES—2.1%
Halliburton Company	76,034	3,858,725
National Oilwell Varco, Inc.	31,400	2,497,242
Weatherford International Ltd.*	248,965	3,856,468
		10,212,435
OIL & GAS EXPLORATION & PRODUCTION—1.3%
Anadarko Petroleum Corp.	42,400	3,363,168
Pioneer Natural Resources Co.	15,800	2,908,306
		6,271,474
OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Citigroup, Inc.	85,100	4,434,561
JPMorgan Chase & Co.	90,000	5,263,200
		9,697,761
PHARMACEUTICALS—3.9%
Actavis plc.*	43,200	7,257,600
Bristol-Myers Squibb Co.	68,100	3,619,515
Eli Lilly & Co.	70,800	3,610,800
Pfizer, Inc.	149,542	4,580,472
		19,068,387
RESTAURANTS—1.4%
McDonald’s Corp.	38,700	3,755,061
Starbucks Corp.	25,700	2,014,623

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Yum! Brands, Inc.	14,200	$1,073,662
		6,843,346
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	130,500	5,355,720

SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	25,112	2,352,994
Lam Research Corp.*	48,200	2,624,490
		4,977,484
SEMICONDUCTORS—2.0%
Micron Technology, Inc.*	135,700	2,952,832
NXP Semiconductor NV*	146,400	6,724,152
		9,676,984
SOFT DRINKS—1.9%
PepsiCo, Inc.	75,300	6,245,382
The Coca-Cola Co.	73,400	3,032,154
		9,277,536
SPECIALIZED FINANCE—0.5%
IntercontinentalExchange Group, Inc.	11,000	2,474,120

SPECIALTY CHEMICALS—1.3%
Rockwood Holdings, Inc.	89,750	6,454,820

SPECIALTY STORES—0.0%
Tiffany & Co.	200	18,556

SYSTEMS SOFTWARE—0.5%
Microsoft Corp.	64,600	2,417,978

TOBACCO—0.4%
Philip Morris International, Inc.	22,900	1,995,277

TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	31,200	749,112
MRC Global, Inc.*	36,200	1,167,812
United Rentals, Inc.*	30,700	2,393,065
		4,309,989
WIRELESS TELECOMMUNICATION SERVICES—0.7%
SoftBank Corp.(L2)	38,050	3,338,283

TOTAL COMMON STOCKS (Cost $376,104,785)		462,997,424

MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Blackstone Group LP.	182,400	5,745,600
(Cost $3,378,974)		5,745,600

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—0.3%
RESIDENTIAL—0.3%
American Homes 4 Rent, Cl. A*(a)	86,201	$1,396,456
(Cost $1,293,015)		1,396,456

	PRINCIPAL AMOUNT
CONVERTIBLE NOTES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 15.00%, 3/31/2014(L3)	153,177	153,177
(Cost $153,177)		153,177

Total Investments
(Cost $380,929,951)(b)	97.1%	470,292,657
Other Assets in Excess of Liabilities	2.9%	13,921,980
NET ASSETS	100.0%	$484,214,637

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.3% of the net assets of the Portfolio.

(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(b)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $381,429,134, amounted to $88,863,523 which consisted of aggregate gross unrealized appreciation of $91,112,057 and aggregate gross unrealized depreciation of $2,248,534.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—92.8%
AEROSPACE & DEFENSE—4.6%
Honeywell International, Inc.	25,185	$2,301,153
Precision Castparts Corp.	17,750	4,780,075
The Boeing Co.	56,350	7,691,212
		14,772,440
AIRLINES—0.7%
Delta Air Lines, Inc.	80,200	2,203,094

APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Fifth & Pacific Cos, Inc.*	98,325	3,153,283
PVH Corp.	11,875	1,615,237
		4,768,520
APPLICATION SOFTWARE—1.2%
Salesforce.com, Inc.*	28,000	1,545,320
Workday, Inc.*	26,775	2,226,609
		3,771,929
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
WisdomTree Investments, Inc.*	104,000	1,841,840

AUTO PARTS & EQUIPMENT—1.5%
BorgWarner, Inc.	57,500	3,214,825
WABCO Holdings, Inc.*	17,150	1,601,981
		4,816,806
AUTOMOBILE MANUFACTURERS—1.5%
General Motors Co.*	77,150	3,153,121
Tesla Motors, Inc.*	10,800	1,624,104
		4,777,225
BIOTECHNOLOGY—5.3%
Alexion Pharmaceuticals, Inc.*	21,965	2,922,663
Biogen Idec, Inc.*	14,150	3,958,463
BioMarin Pharmaceutical, Inc.*	12,950	909,996
Gilead Sciences, Inc.*	99,575	7,483,061
Pharmacyclics, Inc.*	13,950	1,475,631
		16,749,814
BROADCASTING—1.5%
CBS Corp., Cl. B	75,400	4,805,996

BUILDING PRODUCTS—0.7%
Lennox International, Inc.	27,975	2,379,554

CABLE & SATELLITE—2.5%
Comcast Corporation, Cl. A	60,925	3,165,968
Liberty Global, Inc., Cl. A*	35,500	3,159,145
Time Warner Cable, Inc.	11,500	1,558,250
		7,883,363
CASINOS & GAMING—1.6%
Las Vegas Sands Corp.	25,400	2,003,298

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CASINOS & GAMING—(CONT.)
MGM Resorts International*	137,475	$3,233,412
		5,236,710
COMMUNICATIONS EQUIPMENT—2.2%
F5 Networks, Inc.*	18,100	1,644,566
QUALCOMM, Inc.	72,250	5,364,562
		7,009,128
COMPUTER HARDWARE—7.7%
Apple, Inc.	37,350	20,957,458
Stratasys Ltd.*	25,800	3,475,260
		24,432,718
COMPUTER STORAGE & PERIPHERALS—1.7%
Western Digital Corp.	62,775	5,266,823

CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc.*	77,700	2,452,212

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Cummins, Inc.	38,350	5,406,199

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	31,850	2,466,145

CONSUMER FINANCE—1.0%
American Express Co.	35,400	3,211,842

DATA PROCESSING & OUTSOURCED SERVICES—3.5%
Alliance Data Systems Corp.*	17,350	4,561,835
Visa, Inc., Cl. A	29,750	6,624,730
		11,186,565
FOOD RETAIL—1.0%
Whole Foods Market, Inc.	54,650	3,160,410

GENERAL MERCHANDISE STORES—0.9%
Dollar General Corp.*	45,350	2,735,512

HEALTH CARE EQUIPMENT—1.7%
CR Bard, Inc.	11,000	1,473,340
St. Jude Medical, Inc.	38,600	2,391,270
Zimmer Holdings, Inc.	16,650	1,551,613
		5,416,223
HEALTH CARE FACILITIES—2.6%
HCA Holdings, Inc.*	127,800	6,097,338
Tenet Healthcare Corporation*	53,250	2,242,890
		8,340,228
HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	53,400	3,750,816

HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	10,750	1,445,875

HOME IMPROVEMENT RETAIL—2.0%
The Home Depot, Inc.	76,575	6,305,186

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—1.9%
Lennar Corp., Cl. A	129,350	$5,117,086
Standard Pacific Corp.*	115,950	1,049,348
		6,166,434
HOTELS RESORTS & CRUISE LINES—0.6%
Extended Stay America, Inc.*	50,350	1,322,191
Hilton Worldwide Holdings, Inc.*	32,000	712,000
		2,034,191
INDUSTRIAL CONGLOMERATES—1.0%
Danaher Corp.	41,250	3,184,500

INDUSTRIAL GASES—0.9%
Praxair, Inc.	22,600	2,938,678

INDUSTRIAL MACHINERY—1.0%
Pall Corp.	36,100	3,081,135

INTERNET RETAIL—3.6%
Amazon.com, Inc.*	22,850	9,112,351
priceline.com, Inc.*	2,000	2,324,800
		11,437,151
INTERNET SOFTWARE & SERVICES—10.2%
Cornerstone OnDemand, Inc.*	89,025	4,748,593
Facebook, Inc.*	149,775	8,186,702
Google, Inc., Cl. A*	10,825	12,131,686
OpenTable, Inc.*	26,525	2,105,289
Trulia, Inc.*	25,600	902,912
Yahoo! Inc.*	107,586	4,350,778
		32,425,960
LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	45,250	2,335,805

LIFE SCIENCES TOOLS & SERVICES—0.7%
Charles River Laboratories International, Inc.*	42,936	2,277,325

MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	22,425	1,552,707

MULTI-LINE INSURANCE—0.5%
American International Group, Inc.	31,250	1,595,312

OFFICE ELECTRONICS—0.4%
Xerox Corp.	109,600	1,333,832

OIL & GAS EQUIPMENT & SERVICES—1.2%
Cameron International Corp.*	40,260	2,396,678
Halliburton Company	30,430	1,544,322
		3,941,000
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Cabot Oil & Gas Corp.	61,850	2,397,306
Denbury Resources, Inc.*	140,900	2,314,987
Pioneer Natural Resources Co.	21,000	3,865,470

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Whiting Petroleum Corp.*	33,600	$2,078,832
		10,656,595
OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
Citigroup, Inc.	24,200	1,261,062

PHARMACEUTICALS—2.1%
Actavis plc.*	13,760	2,311,680
Perrigo Co., Plc.	9,900	1,519,254
Zoetis, Inc.	91,200	2,981,328
		6,812,262
REAL ESTATE SERVICES—1.5%
Jones Lang LaSalle, Inc.	45,335	4,641,851

RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	18,726	1,230,673

SEMICONDUCTOR EQUIPMENT—1.2%
ASML Holding NV#	16,337	1,530,777
Lam Research Corp.*	44,100	2,401,245
		3,932,022
SEMICONDUCTORS—2.2%
Avago Technologies Ltd.	56,600	2,993,574
Micron Technology, Inc.*	181,775	3,955,424
		6,948,998
SOFT DRINKS—0.5%
Monster Beverage Corp.*	24,250	1,643,423

SPECIALIZED FINANCE—0.5%
IntercontinentalExchange Group, Inc.	6,900	1,551,948

SPECIALTY CHEMICALS—1.3%
Rockwood Holdings, Inc.	55,600	3,998,752

SPECIALTY STORES—0.5%
Tiffany & Co.	17,150	1,591,177

SYSTEMS SOFTWARE—0.9%
ServiceNow, Inc.*	49,100	2,750,091

TOBACCO—0.4%
Lorillard, Inc.	24,150	1,223,922

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc.*	36,650	2,856,868

WIRELESS TELECOMMUNICATION SERVICES—1.0%
Crown Castle International Corp.*	43,800	3,216,234

TOTAL COMMON STOCKS (Cost $252,267,751)		295,213,081

MASTER LIMITED PARTNERSHIP—3.9%
ASSET MANAGEMENT & CUSTODY BANKS—2.6%
Blackstone Group LP.	217,325	6,845,737

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—(CONT.)
ASSET MANAGEMENT & CUSTODY BANKS—(CONT.)
The Carlyle Group LP	43,475	$1,548,580
		8,394,317
INVESTMENT BANKING & BROKERAGE—1.3%
Apollo Global Management LLC.	127,400	4,027,114

TOTAL MASTER LIMITED PARTNERSHIP (Cost $10,587,642)		12,421,431

	PRINCIPAL AMOUNT
CONVERTIBLE NOTES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 15.00%, 3/31/2014(L3)	102,423	102,423
(Cost $102,423)		102,423
Total Investments (Cost $262,957,816)(a)	96.7%	307,736,935
Other Assets in Excess of Liabilities	3.3%	10,391,507
NET ASSETS	100.0%	$318,128,442

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $263,091,823, amounted to $44,645,112 which consisted of aggregate gross unrealized appreciation of $45,662,630 and aggregate gross unrealized depreciation of $1,017,518.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—98.7%
ADVERTISING—0.9%
Lamar Advertising Co., Cl. A*	29,100	$1,520,475

AEROSPACE & DEFENSE—1.3%
B/E Aerospace, Inc.*	13,700	1,192,311
TransDigm Group, Inc.	5,500	885,610
		2,077,921
AIRLINES—2.0%
Copa Holdings SA, Cl. A	11,000	1,761,210
Delta Air Lines, Inc.	56,900	1,563,043
		3,324,253
ALTERNATIVE CARRIERS—1.0%
Cogent Communications Group, Inc.	39,400	1,592,154

APPAREL ACCESSORIES & LUXURY GOODS—3.6%
Fifth & Pacific Cos, Inc.*	62,310	1,998,282
Michael Kors Holdings Ltd.*	12,160	987,270
PVH Corp.	12,000	1,632,240
Ralph Lauren Corp.	7,700	1,359,589
		5,977,381
APPAREL RETAIL—1.5%
L Brands, Inc.	19,300	1,193,705
Ross Stores, Inc.	16,000	1,198,880
		2,392,585
APPLICATION SOFTWARE—1.6%
Autodesk, Inc.*	12,900	649,257
Synchronoss Technologies, Inc.*	36,200	1,124,734
Workday, Inc.*	10,900	906,444
		2,680,435
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Affiliated Managers Group, Inc.*	8,000	1,735,040
Waddell & Reed Financial Inc., Cl. A	12,000	781,440
WisdomTree Investments, Inc.*	46,500	823,515
		3,339,995
AUTO PARTS & EQUIPMENT—2.9%
BorgWarner, Inc.	21,300	1,190,883
Delphi Automotive PLC.	25,400	1,527,302
Johnson Controls, Inc.	15,700	805,410
WABCO Holdings, Inc.*	13,400	1,251,694
		4,775,289
AUTOMOBILE MANUFACTURERS—0.4%
Tesla Motors, Inc.*	4,300	646,634

BIOTECHNOLOGY—4.6%
Alexion Pharmaceuticals, Inc.*	15,650	2,082,389
Biogen Idec, Inc.*	3,200	895,200
BioMarin Pharmaceutical, Inc.*	25,000	1,756,750

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Celldex Therapeutics, Inc.*	24,500	$593,145
Idenix Pharmaceuticals, Inc.*	106,553	637,187
Pharmacyclics, Inc.*	6,800	719,304
Portola Pharmaceuticals, Inc.*	22,100	569,075
Vertex Pharmaceuticals, Inc.*	4,600	341,780
		7,594,830
BROADCASTING—1.8%
CBS Corp., Cl. B~	23,600	1,504,264
Sinclair Broadcast Group, Inc., CL. A	41,900	1,497,087
		3,001,351
BUILDING PRODUCTS—0.9%
Lennox International, Inc.	17,900	1,522,574

CABLE & SATELLITE—2.7%
Charter Communications, Inc.*	10,700	1,463,332
DISH Network Corp.*	25,200	1,459,584
Liberty Global, Inc., Cl. A*	16,800	1,495,032
		4,417,948
CASINOS & GAMING—2.3%
MGM Resorts International*	91,800	2,159,136
Wynn Resorts Ltd.	8,000	1,553,680
		3,712,816
COAL & CONSUMABLE FUELS—0.0%
Peabody Energy Corp.	200	3,906

COMMUNICATIONS EQUIPMENT—1.7%
ARRIS Group, Inc.*	46,800	1,140,282
F5 Networks, Inc.*	18,800	1,708,168
		2,848,450
COMPUTER & ELECTRONICS RETAIL—0.8%
Best Buy Co., Inc.	31,800	1,268,184

COMPUTER HARDWARE—0.9%
NCR Corp.*	42,000	1,430,520

COMPUTER STORAGE & PERIPHERALS—1.5%
SanDisk Corp.	12,700	895,858
Western Digital Corp.	18,700	1,568,930
		2,464,788
CONSTRUCTION & ENGINEERING—0.6%
Quanta Services, Inc.*	31,300	987,828

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Oshkosh Corp.	24,700	1,244,386

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	17,300	1,339,539

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Alliance Data Systems Corp.*,~	9,200	2,418,956

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Fiserv, Inc.*	33,400	$1,972,270
		4,391,226
DEPARTMENT STORES—0.9%
Macy’s, Inc.	27,200	1,452,480

DISTILLERS & VINTNERS—1.2%
Beam, Inc.	29,900	2,034,994

DISTRIBUTORS—0.7%
LKQ Corp.*	36,000	1,184,400

DIVERSIFIED CHEMICALS—0.6%
Eastman Chemical Co.	11,650	940,155

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Eaton Corp., PLC.	20,800	1,583,296
Hubbell Inc., Cl. B	8,600	936,540
		2,519,836
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
OSI Systems, Inc.*	16,800	892,248

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Stericycle, Inc.*	11,500	1,335,955

FOOD RETAIL—0.7%
Whole Foods Market, Inc.	21,000	1,214,430

GENERAL MERCHANDISE STORES—1.0%
Dollar General Corp.*	26,450	1,595,464

HEALTH CARE EQUIPMENT—1.8%
CR Bard, Inc.	8,000	1,071,520
St. Jude Medical, Inc.	30,800	1,908,060
		2,979,580
HEALTH CARE FACILITIES—1.9%
HCA Holdings, Inc.*,~	48,100	2,294,851
Tenet Healthcare Corporation*	18,000	758,160
		3,053,011
HEALTH CARE SERVICES—0.7%
Catamaran Corp.*	23,312	1,106,854

HEALTH CARE TECHNOLOGY—0.5%
Cerner Corp.*	14,800	824,952

HOMEBUILDING—0.6%
Lennar Corp., Cl. A	26,400	1,044,384

HOMEFURNISHING RETAIL—0.7%
Restoration Hardware Holdings, Inc.*	16,600	1,117,180

HOTELS RESORTS & CRUISE LINES—1.1%
Extended Stay America, Inc.*	40,100	1,053,026
Hilton Worldwide Holdings, Inc.*	36,400	809,900
		1,862,926

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEWARES & SPECIALTIES—1.3%
Jarden Corp.*	34,600	$2,122,710

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	25,600	1,074,944

INDUSTRIAL MACHINERY—1.6%
Ingersoll-Rand PLC.	31,600	1,946,560
Pall Corp.	8,300	708,405
		2,654,965
INSURANCE BROKERS—0.8%
Aon PLC.	16,597	1,392,322

INTERNET SOFTWARE & SERVICES—2.4%
Cornerstone OnDemand, Inc.*	21,400	1,141,476
OpenTable, Inc.*	10,200	809,574
Trulia, Inc.*	25,300	892,331
VistaPrint NV*	20,900	1,188,165
		4,031,546
LIFE SCIENCES TOOLS & SERVICES—1.0%
Charles River Laboratories International, Inc.*	16,100	853,944
Illumina, Inc.*	6,700	741,154
		1,595,098
METAL & GLASS CONTAINERS—0.8%
Owens-Illinois, Inc.*	36,600	1,309,548

MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	21,600	1,495,584

OFFICE ELECTRONICS—0.5%
Xerox Corp.	72,700	884,759

OFFICE SERVICES & SUPPLIES—0.7%
West Corp.	44,900	1,154,379

OIL & GAS EQUIPMENT & SERVICES—2.4%
Cameron International Corp.*^	45,200	2,690,756
Superior Energy Services, Inc.*^	49,200	1,309,212
		3,999,968
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Cabot Oil & Gas Corp.^	31,400	1,217,064
Denbury Resources, Inc.*	91,500	1,503,345
Pioneer Natural Resources Co.^	8,200	1,509,374
Rosetta Resources, Inc.*	4,200	201,768
Whiting Petroleum Corp.*^	15,900	983,733
		5,415,284
OIL & GAS REFINING & MARKETING—0.3%
HollyFrontier Corp.^	9,600	477,024

PACKAGED FOODS & MEATS—2.8%
ConAgra Foods, Inc.~	80,000	2,696,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
The Hershey Co.	19,800	$1,925,154
		4,621,154
PHARMACEUTICALS—2.8%
Actavis plc.*,~	17,900	3,007,200
Zoetis, Inc.	50,700	1,657,383
		4,664,583
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	12,100	1,238,919

RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	5,400	996,732

RESTAURANTS—1.9%
Chipotle Mexican Grill, Inc.*	2,600	1,385,228
Dunkin’ Brands Group, Inc.	37,600	1,812,320
		3,197,548
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	44,300	1,818,072

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	30,100	1,638,945

SEMICONDUCTORS—3.4%
Avago Technologies Ltd.	22,300	1,179,447
Micron Technology, Inc.*	46,300	1,007,488
Microsemi Corp.*	65,000	1,621,750
NXP Semiconductor NV*	39,800	1,828,014
		5,636,699
SOFT DRINKS—0.6%
Monster Beverage Corp.*	13,600	921,672

SPECIALIZED FINANCE—1.9%
IntercontinentalExchange Group, Inc.	9,000	2,024,280
Moody’s Corp.	13,900	1,090,733
		3,115,013
SPECIALTY CHEMICALS—3.1%
PPG Industries, Inc.	8,700	1,650,042
Rockwood Holdings, Inc.	29,900	2,150,408
The Sherwin-Williams Co.	7,500	1,376,250
		5,176,700
SPECIALTY STORES—2.0%
Tiffany & Co.	18,100	1,679,318
Tractor Supply Co.	20,000	1,551,600
		3,230,918
SYSTEMS SOFTWARE—1.5%
Check Point Software Technologies Ltd.*	12,000	774,240
CommVault Systems, Inc.*	7,800	584,064

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
ServiceNow, Inc.*	20,700	$1,159,407
		2,517,711
TOBACCO—1.1%
Lorillard, Inc.	35,600	1,804,208

TRADING COMPANIES & DISTRIBUTORS—2.0%
United Rentals, Inc.*	20,000	1,559,000
WW Grainger, Inc.	6,500	1,660,230
		3,219,230
WIRELESS TELECOMMUNICATION SERVICES—0.9%
Crown Castle International Corp.*	19,600	1,439,228

TOTAL COMMON STOCKS (Cost $136,676,048)		162,559,780

MASTER LIMITED PARTNERSHIP—1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Carlyle Group LP	42,800	1,524,536
(Cost $1,353,937)		1,524,536

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Hess Corp./ January/ 77.5*,~(L2)	199	4,577
Whiting Petroleum Corp./ January/ 57.5*,~	114	3,990
TOTAL PUT OPTIONS (Cost $25,775)		8,567
TOTAL PURCHASED OPTIONS (Cost $25,775)		8,567

	PRINCIPAL AMOUNT
CONVERTIBLE NOTES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 15.00%, 3/31/2014(L3)	51,926	51,926
(Cost $51,926)		51,926
Total Investments (Cost $138,107,686)(a)	99.7%	164,144,809
Other Assets in Excess of Liabilities	0.3%	566,293
NET ASSETS	100.0%	$164,711,102

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
~	All or a portion of this security has been pledged as collateral for written put options.
^	All or a portion of this security has been pledged as collateral for written call options.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $138,744,411, amounted to $25,400,398 which consisted of aggregate gross unrealized appreciation of $27,702,939 and aggregate gross unrealized depreciation of $2,302,541.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ January/ 38.75	(43)	(4,300)	$(4,085)
Cabot Oil & Gas Corp./ January/ 40(L2)	(99)	(9,900)	(16,335)
Cameron International Corp./ January/ 60(L2)	(21)	(2,100)	(3,150)
Cameron International Corp./ January/ 62.5(L2)	(28)	(2,800)	(8,960)
Cobalt International Energy, Inc./ January/ 20	(57)	(5,700)	(20,520)
Hess Corp./ January/ 75	(85)	(8,500)	(1,445)
Hess Corp./ January/ 80	(57)	(5,700)	(3,078)
Hess Corp./ January/ 82.5	(86)	(8,600)	(11,266)
Hess Corp./ January/ 85	(56)	(5,600)	(14,224)
HollyFrontier Corp./ January/ 48	(28)	(2,800)	(1,680)
HollyFrontier Corp./ January/ 49	(28)	(2,800)	(2,660)
Peabody Energy Corp./ January/ 20	(85)	(8,500)	(7,735)
Peabody Energy Corp./ January/ 21(L2)	(57)	(5,700)	(9,063)
Pioneer Natural Resources Co./ January/ 185	(7)	(700)	(3,850)
Pioneer Natural Resources Co./ January/ 190	(7)	(700)	(5,950)
QEP Resources, Inc./ January/ 35(L2)	(15)	(1,500)	(6,150)
Seadrill Ltd./ January/ 42	(57)	(5,700)	(6,840)
Seadrill Ltd./ January/ 43(L2)	(57)	(5,700)	(11,115)
Superior Energy Services, Inc./ January/ 27.5(L2)	(114)	(11,400)	(11,400)
Weatherford International Ltd./ January/ 17	(170)	(17,000)	(27,200)
Whiting Petroleum Corp./ January/ 60	(28)	(2,800)	(2,660)
Whiting Petroleum Corp./ January/ 62.5	(214)	(21,400)	(42,800)
Whiting Petroleum Corp./ January/ 65	(170)	(17,000)	(71,400)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(415,441))			(293,566)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ January/ 35	(56)	(5,600)	(20,720)
Cameron International Corp./ January/ 55	(84)	(8,400)	(37,800)
Cameron International Corp./ January/ 57.5	(28)	(2,800)	(7,280)
HollyFrontier Corp./ January/ 44.5	(64)	(6,400)	(34,560)
Pioneer Natural Resources Co./ January/ 175	(7)	(700)	(7,420)
Superior Energy Services, Inc./ January/ 22.5(L2)	(28)	(2,800)	(10,360)
Superior Energy Services, Inc./ January/ 25	(313)	(31,300)	(51,645)
Whiting Petroleum Corp./ January/ 60	(42)	(4,200)	(11,970)
Whiting Petroleum Corp./ January/ 62.5	(114)	(11,400)	(17,100)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(168,007))			(198,855)
TOTAL OPTIONS WRITTEN (Premiums Received $(583,448))			$(492,421)

‡      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(L2)Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—96.1%
ADVERTISING—0.9%
Lamar Advertising Co., Cl. A*	12,589	$657,775

AEROSPACE & DEFENSE—2.4%
B/E Aerospace, Inc.*	7,615	662,734
Hexcel Corp.*	16,525	738,502
TransDigm Group, Inc.	2,670	429,923
		1,831,159
AIRLINES—1.7%
Alaska Air Group, Inc.	6,695	491,212
Copa Holdings SA, Cl. A	5,095	815,761
		1,306,973
ALTERNATIVE CARRIERS—1.0%
Cogent Communications Group, Inc.	18,950	765,769

APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Fifth & Pacific Cos, Inc.*	26,980	865,249
Fossil Group, Inc.*	3,480	417,391
		1,282,640
APPAREL RETAIL—1.8%
ANN, Inc.*	14,520	530,851
DSW, Inc., Cl. A	10,695	456,998
The Children’s Place Retail Stores, Inc.*	6,700	381,699
		1,369,548
APPLICATION SOFTWARE—2.6%
Aspen Technology, Inc.*	20,605	861,289
Synchronoss Technologies, Inc.*	19,100	593,437
Ultimate Software Group, Inc.*	3,647	558,793
		2,013,519
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
SEI Investments, Co.	11,064	384,253
Waddell & Reed Financial Inc., Cl. A	8,710	567,195
		951,448
AUTO PARTS & EQUIPMENT—1.8%
Tenneco, Inc.*	9,585	542,223
WABCO Holdings, Inc.*	8,555	799,123
		1,341,346
BIOTECHNOLOGY—5.2%
ACADIA Pharmaceuticals, Inc.*	12,495	312,250
Alkermes PLC.*	16,300	662,758
Celldex Therapeutics, Inc.*	11,230	271,878
Cepheid, Inc.*	12,105	565,546
Cubist Pharmaceuticals, Inc.*	9,030	621,896
Isis Pharmaceuticals, Inc.*	3,890	154,978
Pharmacyclics, Inc.*	6,310	667,472
Portola Pharmaceuticals, Inc.*	9,820	252,865

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Puma Biotechnology, Inc.*	2,280	$236,048
Synageva BioPharma Corp.*	3,910	253,055
		3,998,746
BROADCASTING—0.8%
Sinclair Broadcast Group, Inc., CL. A	17,225	615,449

BUILDING PRODUCTS—2.1%
AO Smith Corp.	15,900	857,646
Lennox International, Inc.	9,100	774,046
		1,631,692
COMMUNICATIONS EQUIPMENT—2.2%
ARRIS Group, Inc.*	34,400	838,156
Aruba Networks, Inc.*	22,165	396,754
JDS Uniphase Corp.*	36,335	471,628
		1,706,538
COMPUTER HARDWARE—1.8%
NCR Corp.*	15,400	524,524
Stratasys Ltd.*	6,230	839,181
		1,363,705
CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc.*	19,935	629,149

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Oshkosh Corp.	13,380	674,084

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	8,225	636,862

DATA PROCESSING & OUTSOURCED SERVICES—2.9%
MAXIMUS, Inc.	16,265	715,497
Total System Services, Inc.	23,460	780,749
WEX, Inc.*	7,475	740,249
		2,236,495
DISTRIBUTORS—0.7%
LKQ Corp.*	16,240	534,296

EDUCATION SERVICES—0.9%
Grand Canyon Education, Inc.*	15,625	681,250

ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Acuity Brands, Inc.	5,520	603,446
Hubbell Inc., Cl. B	6,625	721,463
		1,324,909
ELECTRONIC EQUIPMENT MANUFACTURERS—2.6%
Cognex Corp.*	11,705	446,897
FEI Co.	6,150	549,564
National Instruments Corp.	13,995	448,120
OSI Systems, Inc.*	10,295	546,767
		1,991,348

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	10,385	$360,360

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Waste Connections, Inc.	14,897	649,956

FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	9,915	747,492

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	25,770	477,003

HEALTH CARE EQUIPMENT—2.4%
Insulet Corp.*	21,045	780,770
Thoratec Corp.*	9,780	357,948
Wright Medical Group, Inc.*	21,585	662,875
		1,801,593
HEALTH CARE FACILITIES—2.4%
Healthsouth Corp.	15,775	525,623
Tenet Healthcare Corporation*	13,810	581,677
Universal Health Services, Inc., Cl. B	9,310	756,531
		1,863,831
HEALTH CARE SERVICES—0.5%
Premier, Inc.*	9,495	349,036

HEALTH CARE SUPPLIES—2.0%
Align Technology, Inc.*	13,500	771,525
Endologix, Inc.*	42,400	739,456
		1,510,981
HEALTH CARE TECHNOLOGY—0.8%
athenahealth, Inc.*	4,550	611,975

HOME IMPROVEMENT RETAIL—0.7%
Lumber Liquidators Holdings, Inc.*	5,235	538,629

HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	23,710	532,290

HOMEFURNISHING RETAIL—0.8%
Pier 1 Imports, Inc.	24,760	571,461

HOTELS RESORTS & CRUISE LINES—0.7%
Extended Stay America, Inc.*	20,340	534,128

HOUSEWARES & SPECIALTIES—2.2%
Jarden Corp.*	15,680	961,968
Tupperware Brands Corp.	7,185	679,198
		1,641,166
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	16,465	691,365

INDUSTRIAL MACHINERY—3.6%
Actuant Corp., Cl. A	17,260	632,406
Lincoln Electric Holdings, Inc.	6,840	487,966
Middleby Corp.*	1,395	334,758

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Nordson Corp.	9,435	$701,020
Watts Water Technologies, Inc.	9,540	590,240
		2,746,390
INSURANCE BROKERS—0.5%
Brown & Brown, Inc.	12,130	380,761

INTERNET SOFTWARE & SERVICES—3.7%
AOL, Inc.*	11,235	523,776
Cornerstone OnDemand, Inc.*	15,485	825,970
DealerTrack Holdings, Inc.*	16,995	817,119
Demandware, Inc.*	10,055	644,727
		2,811,592
INVESTMENT BANKING & BROKERAGE—0.5%
LPL Financial Holdings, Inc.	8,095	380,708

IT CONSULTING & OTHER SERVICES—0.6%
Gartner, Inc.*	6,355	451,523

LEISURE FACILITIES—1.6%
Life Time Fitness, Inc.*	12,010	564,470
Six Flags Entertainment Corp.	18,290	673,438
		1,237,908
LEISURE PRODUCTS—0.8%
Brunswick Corp.	13,165	606,380

LIFE SCIENCES TOOLS & SERVICES—0.8%
Charles River Laboratories International, Inc.*	12,160	644,966

MANAGED HEALTH CARE—1.0%
Molina Healthcare, Inc.*	8,750	304,063
WellCare Health Plans, Inc.*	6,015	423,576
		727,639
METAL & GLASS CONTAINERS—1.0%
Owens-Illinois, Inc.*	21,535	770,522

OIL & GAS EQUIPMENT & SERVICES—1.4%
Dresser-Rand Group, Inc.*	5,975	356,289
Hornbeck Offshore Services, Inc.*	7,300	359,379
Oceaneering International, Inc.	4,235	334,057
		1,049,725
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Denbury Resources, Inc.*	44,710	734,585
Oasis Petroleum, Inc.*	8,085	379,752
SM Energy Co.	3,365	279,665
Whiting Petroleum Corp.*	9,050	559,924
		1,953,926
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	19,805	671,587

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
Hain Celestial Group, Inc.*	8,755	$794,779
		1,466,366
PHARMACEUTICALS—1.0%
Auxilium Pharmaceuticals, Inc.*	17,240	357,558
Questcor Pharmaceuticals, Inc.	7,725	420,626
		778,184
RAILROADS—0.8%
Genesee & Wyoming, Inc., Cl. A*	6,725	645,936

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	6,295	644,545

REGIONAL BANKS—1.7%
Signature Bank*	6,470	695,007
Synovus Financial Corp.	162,790	586,044
		1,281,051
RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	15,850	763,970

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	14,562	792,901

SEMICONDUCTORS—1.6%
Microsemi Corp.*	30,035	749,373
ON Semiconductor Corp.*	55,165	454,560
		1,203,933
SPECIALIZED CONSUMER SERVICES—0.8%
Service Corp. International	32,695	592,760

SPECIALIZED FINANCE—1.0%
CBOE Holdings, Inc.	14,580	757,577

SPECIALTY CHEMICALS—3.6%
Chemtura Corp.*	24,951	696,632
PolyOne Corp.	17,641	623,609
Rockwood Holdings, Inc.	11,150	801,908
The Valspar Corp.	8,620	614,520
		2,736,669
SPECIALTY STORES—1.6%
Dick’s Sporting Goods, Inc.	10,060	584,486
GNC Holdings, Inc., Cl. A	11,070	647,042
		1,231,528
SYSTEMS SOFTWARE—2.3%
CommVault Systems, Inc.*	7,405	554,486
ServiceNow, Inc.*	14,460	809,905
Tableau Software, Inc., Cl. A*	5,725	394,624
		1,759,015
THRIFTS & MORTGAGE FINANCE—0.8%
MGIC Investment Corp.*	68,405	577,338

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—2.4%
HD Supply Holdings, Inc.*	14,760	$354,388
MSC Industrial Direct Co., Inc.	4,540	367,150
United Rentals, Inc.*	8,805	686,350
WESCO International, Inc.*	4,805	437,591
		1,845,479
TOTAL COMMON STOCKS (Cost $57,512,721)		73,265,258

MASTER LIMITED PARTNERSHIP—0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Och-Ziff Capital Management Group LLC, Cl. A	46,000	680,800
(Cost $438,946)		680,800

REAL ESTATE INVESTMENT TRUST—1.1%
RETAIL—0.7%
Tanger Factory Outlet Centers	16,265	520,805

SPECIALIZED—0.4%
Sovran Self Storage, Inc.	5,385	350,941

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $945,348)		871,746
Total Investments (Cost $58,897,015)(a)	98.1%	74,817,804
Other Assets in Excess of Liabilities	1.9%	1,435,097
NET ASSETS	100.0%	$76,252,901

‡      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*      Non-income producing security.

(a)   At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $58,981,059, amounted to $15,836,745 which consisted of aggregate gross unrealized appreciation of $16,552,325 and aggregate gross unrealized depreciation of $715,580.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.7%
AEROSPACE & DEFENSE—1.5%
Esterline Technologies Corp.*	26,650	$2,717,234
Hexcel Corp.*	115,900	5,179,571
		7,896,805
AIR FREIGHT & LOGISTICS—1.0%
HUB Group, Inc., Cl. A*	128,500	5,124,580

AIRLINES—0.8%
Alaska Air Group, Inc.	52,800	3,873,936

ALTERNATIVE CARRIERS—1.2%
Cogent Communications Group, Inc.	150,900	6,097,869

APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Fifth & Pacific Cos, Inc.*	169,600	5,439,072

APPAREL RETAIL—2.2%
ANN, Inc.*	109,500	4,003,320
DSW, Inc., Cl. A	104,400	4,461,012
The Children’s Place Retail Stores, Inc.*	49,300	2,808,621
		11,272,953
APPLICATION SOFTWARE—3.3%
Aspen Technology, Inc.*	150,500	6,290,900
BroadSoft, Inc.*	97,500	2,665,650
Synchronoss Technologies, Inc.*	139,600	4,337,372
Ultimate Software Group, Inc.*	24,900	3,815,178
		17,109,100
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Financial Engines, Inc.	85,400	5,933,592
WisdomTree Investments, Inc.*	302,700	5,360,817
		11,294,409
AUTO PARTS & EQUIPMENT—1.5%
American Axle & Manufacturing Holdings, Inc.*	202,000	4,130,900
Tenneco, Inc.*	63,100	3,569,567
		7,700,467
BIOTECHNOLOGY—6.6%
ACADIA Pharmaceuticals, Inc.*	150,700	3,765,993
Aegerion Pharmaceuticals, Inc.*	37,400	2,653,904
Alnylam Pharmaceuticals, Inc.*	16,800	1,080,744
Bluebird Bio, Inc.*	49,500	1,038,510
Celldex Therapeutics, Inc.*	140,200	3,394,242
Cepheid, Inc.*	103,600	4,840,192
Cubist Pharmaceuticals, Inc.*	80,600	5,550,922
Intercept Pharmaceuticals, Inc.*	13,100	894,468
Isis Pharmaceuticals, Inc.*	42,900	1,709,136
Orexigen Therapeutics, Inc.*	373,100	2,100,553
Portola Pharmaceuticals, Inc.*	93,000	2,394,750
Puma Biotechnology, Inc.*	15,100	1,563,303

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Synageva BioPharma Corp.*	46,800	$3,028,896
		34,015,613
BROADCASTING—2.1%
Cumulus Media, Inc.*	674,900	5,216,977
Nexstar Broadcasting Group, Inc.	99,700	5,556,281
		10,773,258
BUILDING PRODUCTS—1.0%
AO Smith Corp.	94,400	5,091,936

COMMUNICATIONS EQUIPMENT—3.0%
ARRIS Group, Inc.*	241,800	5,891,457
Aruba Networks, Inc.*	173,600	3,107,440
Finisar Corp.*	126,800	3,033,056
Ruckus Wireless, Inc.*	241,400	3,427,880
		15,459,833
CONSTRUCTION & ENGINEERING—1.0%
Primoris Services Corp.	168,100	5,232,953

CONSTRUCTION MATERIALS—1.0%
Eagle Materials, Inc.	64,600	5,001,978

CONSUMER FINANCE—0.6%
Portfolio Recovery Associates, Inc.*	55,400	2,927,336

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
MAXIMUS, Inc.	115,300	5,072,047
WEX, Inc.*	52,900	5,238,687
		10,310,734
EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	123,300	5,375,880

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Acuity Brands, Inc.	52,100	5,695,572

ELECTRONIC COMPONENTS—0.7%
Belden, Inc.	47,500	3,346,375

ELECTRONIC EQUIPMENT MANUFACTURERS—2.3%
Cognex Corp.*	77,200	2,947,496
Control4 Corp.*	73,100	1,293,870
FEI Co.	45,600	4,074,816
OSI Systems, Inc.*	70,200	3,728,322
		12,044,504
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	68,600	5,171,754

FOOTWEAR—0.5%
Wolverine World Wide, Inc.	79,100	2,686,236

FOREST PRODUCTS—0.8%
Louisiana-Pacific Corp.*	235,000	4,349,850

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—2.7%
Insulet Corp.*	148,400	$5,505,640
Thoratec Corp.*	85,500	3,129,300
Wright Medical Group, Inc.*	174,200	5,349,682
		13,984,622
HEALTH CARE FACILITIES—1.5%
Acadia Healthcare Co., Inc.*	53,700	2,541,621
Healthsouth Corp.	151,200	5,037,984
		7,579,605
HEALTH CARE SERVICES—1.2%
Team Health Holdings, Inc.*	130,400	5,939,720

HEALTH CARE SUPPLIES—2.2%
Align Technology, Inc.*	91,300	5,217,795
Endologix, Inc.*	289,500	5,048,880
TearLab Corp.*	118,700	1,108,658
		11,375,333
HEALTH CARE TECHNOLOGY—1.4%
athenahealth, Inc.*	36,300	4,882,350
HMS Holdings Corp.*	105,300	2,393,469
		7,275,819
HOME IMPROVEMENT RETAIL—0.7%
Lumber Liquidators Holdings, Inc.*	32,900	3,385,081

HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	162,900	3,657,105

HOMEFURNISHING RETAIL—0.8%
Pier 1 Imports, Inc.	168,700	3,893,596

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
On Assignment, Inc.*	180,600	6,306,552

INDUSTRIAL MACHINERY—5.1%
Actuant Corp., Cl. A	137,200	5,027,008
Chart Industries, Inc.*	36,200	3,462,168
Middleby Corp.*	14,800	3,551,556
RBC Bearings, Inc.*	46,600	3,296,950
The ExOne Co.*	83,700	5,060,502
Watts Water Technologies, Inc.	95,200	5,890,024
		26,288,208
INTERNET SOFTWARE & SERVICES—7.4%
Cornerstone OnDemand, Inc.*	105,500	5,627,370
DealerTrack Holdings, Inc.*	119,600	5,750,368
Demandware, Inc.*	73,300	4,699,996
E2open, Inc.*	121,100	2,895,501
Millennial Media, Inc.*	177,700	1,291,879
OpenTable, Inc.*	51,900	4,119,303
SPS Commerce, Inc.*	44,700	2,918,910

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Textura Corp.*	80,065	$2,397,146
Trulia, Inc.*	99,300	3,502,311
VistaPrint NV*	83,900	4,769,715
		37,972,499
IT CONSULTING & OTHER SERVICES—0.5%
InterXion Holding NV*	119,000	2,809,590

LEISURE FACILITIES—1.9%
Life Time Fitness, Inc.*	89,250	4,194,750
Six Flags Entertainment Corp.	144,700	5,327,854
		9,522,604
LEISURE PRODUCTS—1.3%
Brunswick Corp.	109,200	5,029,752
LeapFrog Enterprises, Inc.*	182,700	1,450,638
		6,480,390
LIFE SCIENCES TOOLS & SERVICES—1.4%
Charles River Laboratories International, Inc.*	88,600	4,699,344
ICON PLC#*	67,900	2,743,839
		7,443,183
MANAGED HEALTH CARE—0.7%
Molina Healthcare, Inc.*	105,000	3,648,750

METAL & GLASS CONTAINERS—0.6%
Berry Plastics Group, Inc.*	126,600	3,011,814

MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.	136,300	4,315,258

OIL & GAS EQUIPMENT & SERVICES—1.0%
Bristow Group, Inc.	32,600	2,446,956
Hornbeck Offshore Services, Inc.*	50,500	2,486,115
		4,933,071
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Approach Resources, Inc.*	125,700	2,424,753
Kodiak Oil & Gas Corp.*	251,300	2,817,073
Northern Oil and Gas, Inc.*	291,500	4,392,905
Rosetta Resources, Inc.*	72,400	3,478,096
		13,112,827
PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	140,100	4,750,791
Hain Celestial Group, Inc.*	60,450	5,487,651
		10,238,442
PHARMACEUTICALS—1.1%
Auxilium Pharmaceuticals, Inc.*	133,400	2,766,716
Questcor Pharmaceuticals, Inc.	54,800	2,983,860
		5,750,576

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	45,400	$4,648,506

REGIONAL BANKS—1.2%
Synovus Financial Corp.	1,713,600	6,168,960

RESEARCH & CONSULTING SERVICES—1.0%
CoStar Group, Inc.*	28,100	5,186,698

RESTAURANTS—2.1%
Buffalo Wild Wings, Inc.*	17,200	2,531,840
Domino’s Pizza, Inc.	73,800	5,140,170
Fiesta Restaurant Group, Inc.*	64,100	3,348,584
		11,020,594
SEMICONDUCTORS—3.5%
Applied Micro Circuits Corporation*	219,600	2,938,248
Cypress Semiconductor Corp.	347,400	3,647,700
Intersil Corp.	240,600	2,759,682
Microsemi Corp.*	215,200	5,369,240
Semtech Corp.*	136,400	3,448,192
		18,163,062
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	60,200	3,202,640

SPECIALTY CHEMICALS—2.7%
Chemtura Corp.*	170,000	4,746,400
Cytec Industries, Inc.	42,400	3,949,984
PolyOne Corp.	142,100	5,023,235
		13,719,619
SPECIALTY STORES—0.7%
Five Below, Inc.*	88,540	3,824,928

SYSTEMS SOFTWARE—1.9%
CommVault Systems, Inc.*	54,500	4,080,960
FleetMatics Group PLC.*	102,100	4,415,825
Proofpoint, Inc.*	44,800	1,486,016
		9,982,801
THRIFTS & MORTGAGE FINANCE—0.9%
MGIC Investment Corp.*	550,430	4,645,629

TRADING COMPANIES & DISTRIBUTORS—0.9%
Beacon Roofing Supply, Inc.*	117,780	4,744,179

TRUCKING—1.1%
Swift Transportation Co.*	249,100	5,532,511

TOTAL COMMON STOCKS
(Cost $369,249,710)		493,057,775

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Fortress Investment Group LLC, Cl. A	593,300	$5,078,648
(Cost $3,450,554)		5,078,648

REAL ESTATE INVESTMENT TRUST—1.4%

OFFICE—0.7%
Dupont Fabros Technology, Inc.	157,200	3,884,412

SPECIALIZED—0.7%
Sovran Self Storage, Inc.	53,200	3,467,044

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $7,950,172)		7,351,456

Total Investments
(Cost $380,650,436)(a)	98.1%	505,487,879
Other Assets in Excess of Liabilities	1.9%	9,735,225
NET ASSETS	100.0%	$515,223,104

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $382,610,235, amounted to $122,877,644 which consisted of aggregate gross unrealized appreciation of $131,792,832 and aggregate gross unrealized depreciation of $8,915,188.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—93.6%
ADVERTISING—0.5%
Lamar Advertising Co., Cl. A*	3,500	$182,875

AEROSPACE & DEFENSE—4.4%
General Dynamics Corp.	4,700	449,085
Honeywell International, Inc.	5,900	539,083
The Boeing Co.	4,200	573,258
		1,561,426
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	2,600	273,208

AIRLINES—0.8%
Copa Holdings SA, Cl. A	1,700	272,187

APPAREL RETAIL—0.5%
L Brands, Inc.	3,100	191,735

ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Ameriprise Financial, Inc.	2,900	333,645
BlackRock, Inc.	1,550	490,528
		824,173
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC.	5,900	354,767
Johnson Controls, Inc.	3,450	176,985
		531,752
AUTOMOBILE MANUFACTURERS—0.6%
General Motors Co.*	5,450	222,742

BIOTECHNOLOGY—0.8%
Amgen, Inc.	2,500	285,400

CABLE & SATELLITE—1.9%
Comcast Corporation, Cl. A	9,150	475,480
Time Warner Cable, Inc.	1,450	196,475
		671,955
CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	4,400	347,028

COMMUNICATIONS EQUIPMENT—2.3%
Cisco Systems, Inc.	18,250	409,712
QUALCOMM, Inc.	5,800	430,650
		840,362
COMPUTER HARDWARE—4.1%
Apple, Inc.	2,600	1,458,886

COMPUTER STORAGE & PERIPHERALS—1.0%
Seagate Technology PLC	6,100	342,576

CONSUMER FINANCE—0.7%
Discover Financial Services	4,300	240,585

DIVERSIFIED BANKS—1.9%
Wells Fargo & Co.	14,700	667,380

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.7%
The Dow Chemical Co.	5,700	$253,080

DRUG RETAIL—1.3%
CVS Caremark Corp.	6,400	458,048

ELECTRIC UTILITIES—0.8%
The Southern Co.	7,250	298,048

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp., PLC.	5,550	422,466

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	5,900	373,293

HEALTH CARE EQUIPMENT—0.8%
Medtronic, Inc.	5,150	295,559

HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	7,900	650,486

HOUSEHOLD PRODUCTS—2.2%
The Procter & Gamble Co.	9,466	770,627

HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	5,250	413,123

INDUSTRIAL CONGLOMERATES—2.6%
General Electric Co.	32,850	920,786

INTEGRATED OIL & GAS—5.6%
Exxon Mobil Corp.	11,850	1,199,220
Royal Dutch Shell PLC#	11,350	808,914
		2,008,134
INTEGRATED TELECOMMUNICATION SERVICES—3.0%
AT&T, Inc.	10,800	379,728
Verizon Communications, Inc.	14,350	705,159
		1,084,887
INTERNET SOFTWARE & SERVICES—2.2%
Google, Inc., Cl. A*	700	784,497

INVESTMENT BANKING & BROKERAGE—1.6%
Morgan Stanley	18,050	566,048

IT CONSULTING & OTHER SERVICES—2.7%
Accenture Ltd.	4,650	382,323
International Business Machines Corp.	3,050	572,088
		954,411
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	8,000	294,560

MANAGED HEALTH CARE—1.3%
UnitedHealth Group, Inc.	6,350	478,155

MOVIES & ENTERTAINMENT—1.0%
Viacom, Inc., Cl. B	4,250	371,195

OFFICE ELECTRONICS—0.9%
Xerox Corp.	25,600	311,552

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—1.0%
Halliburton Company	7,000	$355,250

OIL & GAS EXPLORATION & PRODUCTION—2.0%
ConocoPhillips	7,400	522,810
Denbury Resources, Inc.*	11,550	189,766
		712,576
OIL & GAS REFINING & MARKETING—0.6%
HollyFrontier Corp.	4,600	228,574

OIL, GAS & CONSUMABLE FUELS—0.5%
The Williams Cos., Inc.	4,650	179,351

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
JPMorgan Chase & Co.	13,750	804,100

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	3,472	187,210

PAPER PRODUCTS—0.7%
International Paper Co.	5,450	267,214

PHARMACEUTICALS—9.4%
AbbVie, Inc.	5,750	303,657
Bristol-Myers Squibb Co.	18,000	956,700
Eli Lilly & Co.	4,700	239,700
Johnson & Johnson	9,600	879,264
Pfizer, Inc.	22,936	702,530
Roche Holding AG#	4,300	301,860
		3,383,711
RAILROADS—1.6%
CSX Corp.	19,350	556,699

RESTAURANTS—1.9%
Darden Restaurants, Inc.	3,650	198,451
McDonald’s Corp.	5,000	485,150
		683,601
SECURITY & ALARM SERVICES—0.9%
Tyco International Ltd.	8,250	338,580

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	4,150	267,509

SEMICONDUCTORS—1.7%
Intel Corp.	17,550	455,598
Micron Technology, Inc.*	7,500	163,200
		618,798
SOFT DRINKS—3.7%
PepsiCo, Inc.	8,550	709,137
The Coca-Cola Co.	15,050	621,715
		1,330,852
SPECIALIZED FINANCE—1.4%
CME Group, Inc.	6,380	500,575

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—0.9%
Rockwood Holdings, Inc.	4,450	$320,044

SPECIALTY STORES—0.6%
Tiffany & Co.	2,250	208,755

SYSTEMS SOFTWARE—2.1%
Microsoft Corp.	20,550	769,187

TOBACCO—2.8%
Altria Group, Inc.	13,800	529,782
Philip Morris International, Inc.	5,250	457,432
		987,214
WIRELESS TELECOMMUNICATION SERVICES—0.6%
Vodafone Group PLC.#	5,550	218,170

TOTAL COMMON STOCKS
(Cost $24,589,421)		33,541,195

MASTER LIMITED PARTNERSHIP—2.4%

ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Blackstone Group LP.(a)	15,200	478,800

INVESTMENT BANKING & BROKERAGE—1.0%
Apollo Global Management LLC.	11,400	360,354

TOTAL MASTER LIMITED PARTNERSHIP
(Cost $617,165)		839,154

REAL ESTATE INVESTMENT TRUST—2.9%

MORTGAGE—0.5%
Two Harbors Investment Corp.	16,950	157,296

RETAIL—0.8%
Simon Property Group, Inc.	1,850	281,496

SPECIALIZED—1.6%
Health Care REIT, Inc.	4,750	254,457
Plum Creek Timber Co., Inc.	7,150	332,547
		587,004
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,056,329)		1,025,796

	PRINCIPAL AMOUNT
CONVERTIBLE NOTES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 15.00%, 3/31/2014(L3)	11,396	11,396
(Cost $11,396)		11,396

Total Investments
(Cost $26,274,311)(b)	98.9%	35,417,541
Other Assets in Excess of Liabilities	1.1%	401,329
NET ASSETS	100.0%	$35,818,870

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)	All or a portion of the security is on loan.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(b)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,254,736, amounted to $9,162,805 which consisted of aggregate gross unrealized appreciation of $9,292,313 and aggregate gross unrealized depreciation of $129,508.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ December 31, 2013

	SHARES	VALUE
COMMON STOCKS—61.1%
ADVERTISING—0.3%
Lamar Advertising Co., Cl. A*	6,200	$323,950

AEROSPACE & DEFENSE—2.9%
General Dynamics Corp.	8,400	802,620
Honeywell International, Inc.	10,400	950,248
The Boeing Co.	7,500	1,023,675
		2,776,543
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	4,800	504,384

AIRLINES—0.5%
Copa Holdings SA, Cl. A	3,000	480,330

APPAREL RETAIL—0.4%
L Brands, Inc.	5,800	358,730

ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Ameriprise Financial, Inc.	5,100	586,755
BlackRock, Inc.	2,400	759,528
		1,346,283
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC.	10,400	625,352
Johnson Controls, Inc.	6,000	307,800
		933,152
AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.*	9,400	384,178

BIOTECHNOLOGY—0.5%
Amgen, Inc.	4,400	502,304

CABLE & SATELLITE—1.3%
Comcast Corporation, Cl. A	16,100	836,636
Time Warner Cable, Inc.	2,600	352,300
		1,188,936
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	7,700	607,299

COMMUNICATIONS EQUIPMENT—1.6%
Cisco Systems, Inc.	32,100	720,645
QUALCOMM, Inc.	10,200	757,350
		1,477,995
COMPUTER HARDWARE—2.7%
Apple, Inc.	4,600	2,581,106

COMPUTER STORAGE & PERIPHERALS—0.6%
Seagate Technology PLC	10,700	600,912

CONSUMER FINANCE—0.4%
Discover Financial Services	7,500	419,625

DIVERSIFIED BANKS—1.2%
Wells Fargo & Co.	25,500	1,157,700

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.5%
The Dow Chemical Co.	10,100	$448,440

DRUG RETAIL—0.8%
CVS Caremark Corp.	11,000	787,270

ELECTRIC UTILITIES—0.6%
The Southern Co.	13,900	571,429

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC.	10,400	791,648

GENERAL MERCHANDISE STORES—0.7%
Target Corp.	10,300	651,681

HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	12,700	1,045,718

HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	16,600	1,351,406

HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	9,200	723,948

INDUSTRIAL CONGLOMERATES—1.7%
General Electric Co.	57,400	1,608,922

INTEGRATED OIL & GAS—3.7%
Exxon Mobil Corp.	20,500	2,074,600
Royal Dutch Shell PLC#	20,000	1,425,400
		3,500,000
INTEGRATED TELECOMMUNICATION SERVICES—2.1%
AT&T, Inc.	19,900	699,684
Verizon Communications, Inc.	26,000	1,277,640
		1,977,324
INTERNET SOFTWARE & SERVICES—1.5%
Google, Inc., Cl. A*	1,300	1,456,923

INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	29,100	912,576

IT CONSULTING & OTHER SERVICES—1.8%
Accenture Ltd.	8,200	674,204
International Business Machines Corp.	5,400	1,012,878
		1,687,082
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	14,400	530,208

MANAGED HEALTH CARE—0.9%
UnitedHealth Group, Inc.	11,100	835,830

MOVIES & ENTERTAINMENT—0.7%
Viacom, Inc., Cl. B	7,400	646,316

OFFICE ELECTRONICS—0.6%
Xerox Corp.	44,900	546,433

OIL & GAS EQUIPMENT & SERVICES—0.6%
Halliburton Company	11,700	593,775

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—1.3%
ConocoPhillips	12,600	$890,190
Denbury Resources, Inc.*	20,300	333,529
		1,223,719
OIL & GAS REFINING & MARKETING—0.4%
HollyFrontier Corp.	8,100	402,489

OIL, GAS & CONSUMABLE FUELS—0.3%
The Williams Cos., Inc.	8,400	323,988

OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
JPMorgan Chase & Co.	24,700	1,444,456

PACKAGED FOODS & MEATS—0.3%
Kraft Foods Group, Inc.	6,000	323,520

PAPER PRODUCTS—0.5%
International Paper Co.	9,600	470,688

PHARMACEUTICALS—6.2%
AbbVie, Inc.	10,200	538,662
Bristol-Myers Squibb Co.	31,400	1,668,910
Eli Lilly & Co.	8,000	408,000
Johnson & Johnson	17,200	1,575,348
Pfizer, Inc.	40,289	1,234,052
Roche Holding AG#	7,400	519,480
		5,944,452
RAILROADS—1.0%
CSX Corp.	33,400	960,918

RESTAURANTS—1.3%
Darden Restaurants, Inc.	6,800	369,716
McDonald’s Corp.	8,900	863,567
		1,233,283
SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	14,700	603,288

SEMICONDUCTOR EQUIPMENT—0.5%
Kla-Tencor Corp.	7,300	470,558

SEMICONDUCTORS—1.1%
Intel Corp.	31,100	807,356
Micron Technology, Inc.*	13,000	282,880
		1,090,236
SOFT DRINKS—2.5%
PepsiCo, Inc.	14,800	1,227,512
The Coca-Cola Co.	27,400	1,131,894
		2,359,406
SPECIALIZED FINANCE—0.8%
CME Group, Inc.	9,600	753,216

SPECIALTY CHEMICALS—0.6%
Rockwood Holdings, Inc.	7,800	560,976

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.4%
Tiffany & Co.	4,000	$371,120

SYSTEMS SOFTWARE—1.4%
Microsoft Corp.	36,200	1,354,966

TOBACCO—1.8%
Altria Group, Inc.	24,100	925,199
Philip Morris International, Inc.	9,400	819,022
		1,744,221
WIRELESS TELECOMMUNICATION SERVICES—0.4%
Vodafone Group PLC.#	10,300	404,893

TOTAL COMMON STOCKS (Cost $48,231,690)		58,350,749

MASTER LIMITED PARTNERSHIP—1.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Blackstone Group LP.	26,700	841,050

INVESTMENT BANKING & BROKERAGE—0.7%
Apollo Global Management LLC.	20,100	635,361

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,085,852)		1,476,411

REAL ESTATE INVESTMENT TRUST—1.8%
MORTGAGE—0.3%
Two Harbors Investment Corp.	29,600	274,688

RETAIL—0.4%
Simon Property Group, Inc.	2,600	395,616

SPECIALIZED—1.1%
Health Care REIT, Inc.	8,900	476,773
Plum Creek Timber Co., Inc.	13,100	609,281
		1,086,054
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,985,653)		1,756,358

	PRINCIPAL AMOUNT
CORPORATE BONDS—28.4%
AGRICULTURAL PRODUCTS—1.3%
Cargill, Inc., 7.35%, 3/6/2019(L2(a))	1,000,000	1,211,761

COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc., 5.50%, 2/22/2016(L2)	1,250,000	1,375,870

COMPUTER HARDWARE—4.0%
Dell, Inc., 3.10%, 4/1/2016(L2)	1,750,000	1,774,063
Hewlett-Packard Co., 4.38%, 9/15/2021(L2)	2,000,000	2,039,770
		3,813,833
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
John Deere Capital Corp., 2.75%, 3/15/2022(L2)	1,750,000	1,659,402

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
DIVERSIFIED BANKS—2.4%
Wachovia Corp., 5.75%, 2/1/2018(L2)	2,000,000	$2,308,284

HEALTH CARE EQUIPMENT—2.4%
Baxter International, Inc., 5.90%, 9/1/2016(L2)	2,000,000	2,255,020

INDUSTRIAL CONGLOMERATES—2.5%
General Electric Capital Corp., 6.00%, 8/7/2019(L2)	2,000,000	2,349,466

INTEGRATED OIL & GAS—2.3%
Total Capital SA, 4.45%, 6/24/2020(L2)	2,000,000	2,181,702

INTEGRATED TELECOMMUNICATION SERVICES—3.0%
AT&T, Inc., 2.63%, 12/1/2022(L2)	1,500,000	1,356,033
Verizon Communications, Inc., 6.35%, 4/1/2019(L2)	1,300,000	1,529,745
		2,885,778
INVESTMENT BANKING & BROKERAGE—1.8%
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022(L2)	1,500,000	1,691,294

IT CONSULTING & OTHER SERVICES—1.6%
International Business Machines Corp., 1.95%, 7/22/2016(L2)	1,525,000	1,567,680

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
JPMorgan Chase & Co., 4.35%, 8/15/2021(L2)	2,000,000	2,111,260

PACKAGED FOODS & MEATS—1.8%
Campbell Soup Co., 2.50%, 8/2/2022(L2)	2,000,000	1,767,668

TOTAL CORPORATE BONDS (Cost $27,710,117)		27,179,018

U.S. TREASURY OBLIGATIONS—5.3%
4.75%, 5/15/14(L2)	2,052,000	2,087,028
4.25%, 11/15/14(L2)	1,900,000	1,967,353
4.50%, 2/15/16(L2)	940,000	1,021,479

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,018,851)		5,075,860

Total Investments (Cost $84,032,163)(b)	98.2%	93,838,396
Other Assets in Excess of Liabilities	1.8%	1,738,205
NET ASSETS	100.0%	$95,576,601

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.3% of the net assets of the Portfolio.

(b)

At December 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $83,980,274, amounted to $9,858,122 which consisted of aggregate gross unrealized appreciation of $11,084,154 and aggregate gross unrealized depreciation of $1,226,032.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$470,292,657	$307,736,935
Cash and cash equivalents	13,917,399	10,779,781
Receivable for investment securities sold	5,908,180	—
Receivable for shares of beneficial interest sold	649,928	146,579
Dividends and interest receivable	201,820	98,999
Prepaid expenses	16,077	14,479
Total Assets	490,986,061	318,776,773

LIABILITIES:
Payable for investment securities purchased	4,115,092	—
Payable for shares of beneficial interest redeemed	2,174,781	328,365
Accrued investment advisory fees	334,603	196,020
Accrued transfer agent fees	23,274	17,648
Accrued distribution fees	4,161	1,144
Accrued administrative fees	11,360	7,592
Accrued shareholder administrative fees	4,131	2,761
Accrued other expenses	104,022	94,801
Total Liabilities	6,771,424	648,331
NET ASSETS	$484,214,637	$318,128,442

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	384,476,234	273,329,468
Undistributed net investment income	803,310	680,357
Undistributed net realized gain (accumulated realized loss)	9,572,356	(660,501)
Net unrealized appreciation on investments	89,362,737	44,779,118
NET ASSETS	$484,214,637	$318,128,442

* Identified cost	$380,929,951	$262,957,816

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$464,464,584	$312,953,590
Class S	$19,750,053	$5,174,852

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,327,274	4,983,210
Class S	276,084	82,927

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$73.41	$62.80
Class S — Net Asset Value Per Share	$71.54	$62.40

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$164,144,809	$74,817,804
Cash and cash equivalents	1,479,141	1,761,769
Receivable for investment securities sold	404,689	261,210
Receivable for shares of beneficial interest sold	78,630	1,247
Dividends and interest receivable	50,914	34,050
Receivable from Investment Manager	—	2,117
Prepaid expenses	8,919	5,192
Total Assets	166,167,102	76,883,389

LIABILITIES:
Payable for investment securities purchased	505,543	402,836
Payable for shares of beneficial interest redeemed	224,369	128,458
Written options outstanding §	492,421	—
Accrued investment advisory fees	107,075	53,204
Accrued transfer agent fees	11,267	5,098
Accrued distribution fees	1,423	—
Accrued administrative fees	3,874	1,806
Accrued shareholder administrative fees	1,409	657
Accrued other expenses	108,619	38,429
Total Liabilities	1,456,000	630,488
NET ASSETS	$164,711,102	$76,252,901

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	180,471,621	57,266,957
Undistributed net investment income	15,655	73,214
Undistributed net realized gain (accumulated realized loss)	(41,904,327)	2,991,941
Net unrealized appreciation on investments	26,128,153	15,920,789
NET ASSETS	$164,711,102	$76,252,901

* Identified cost	$138,107,686	$58,897,015
§ Written options premiums received	$583,448	$—

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$158,171,754	$76,252,901
Class S	$6,539,348	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	8,619,319	7,769,041
Class S	370,175	—

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$18.35	$9.81
Class S — Net Asset Value Per Share	$17.67	$—

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
ASSETS:
Investments in securities, at value ^ (Identified cost below)* see accompanying schedules of investments	$505,487,879	$35,417,541
Cash and cash equivalents#	10,380,020	742,911
Receivable for investment securities sold	3,353,944	—
Receivable for shares of beneficial interest sold	438,420	25,449
Dividends and interest receivable	208,894	69,526
Prepaid expenses	21,805	6,318
Total Assets	519,890,962	36,261,745

LIABILITIES:
Payable for investment securities purchased	3,024,859	—
Collateral on securities loaned at value (Note 4)	—	363,200
Payable for shares of beneficial interest redeemed	1,129,811	24,332
Accrued investment advisory fees	361,949	18,024
Accrued transfer agent fees	19,586	3,579
Accrued administrative fees	12,288	847
Accrued shareholder administrative fees	4,469	308
Accrued other expenses	114,896	32,585
Total Liabilities	4,667,858	442,875
NET ASSETS	$515,223,104	$35,818,870

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	379,632,624	33,724,958
Undistributed net investment income	72,468	148,880
Undistributed net realized gain (accumulated realized loss)	10,680,569	(7,198,198)
Net unrealized appreciation on investments	124,837,443	9,143,230
NET ASSETS	$515,223,104	$35,818,870

* Identified cost	$380,650,436	$26,274,311
# Includes collateral received on stock loan	$—	$363,200
^ Includes securities loaned at value $355,142.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
NET ASSETS BY CLASS:
Class I-2	$515,223,104	$35,818,870

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	15,786,256	2,407,661

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$32.64	$14.88

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

Alger Balanced Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$93,838,396
Cash and cash equivalents	1,371,789
Receivable for shares of beneficial interest sold	31,806
Dividends and interest receivable	509,405
Prepaid expenses	6,805
Total Assets	95,758,201

LIABILITIES:
Payable for shares of beneficial interest redeemed	60,870
Accrued investment advisory fees	58,885
Accrued transfer agent fees	6,288
Accrued administrative fees	2,281
Accrued shareholder administrative fees	829
Accrued other expenses	52,447
Total Liabilities	181,600
NET ASSETS	$95,576,601

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	98,037,146
Undistributed net investment income	1,389,652
Undistributed net realized gain (accumulated realized loss)	(13,656,430)
Net unrealized appreciation on investments	9,806,233
NET ASSETS	$95,576,601

* Identified cost	$84,032,163

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2013 (Continued)

Alger Balanced Portfolio

NET ASSETS BY CLASS:
Class I-2	$95,576,601

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	7,083,542

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$13.49

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Operations  For the year ended December 31, 2013

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$5,398,552	$3,528,931
Interest	3,644	65,720
Total Income	5,402,196	3,594,651

EXPENSES:
Advisory fees — Note 3(a)	3,350,843	2,074,578
Distribution fees — Note 3(c) Class S	40,792	12,900
Shareholder administrative fees — Note 3(f)	41,369	29,219
Administration fees — Note 3(b)	113,763	80,353
Custodian fees	62,684	41,326
Interest expenses	25	933
Transfer agent fees and expenses	91,232	66,713
Printing fees	105,410	101,750
Professional fees	55,910	51,105
Registration fees	35,396	16,497
Trustee fees — Note 3(g)	22,032	21,834
Fund accounting fees	67,924	51,475
Miscellaneous	36,175	29,225
Total Expenses	4,023,555	2,577,908
NET INVESTMENT INCOME	1,378,641	1,016,743

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	57,504,345	66,381,885
Net realized gain (loss) on foreign currency transactions	238	(2,318)
Net change in unrealized appreciation on investments, options and foreign currency	66,928,235	21,375,921
Net realized and unrealized gain on investments, options, and foreign currency	124,432,818	87,755,488
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,811,459	$88,772,231

* Foreign withholding taxes	$10,418	$4,208

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Operations  For the year ended December 31, 2013 (Continued)

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$1,479,489	$676,231
Interest	869	509
Total Income	1,480,358	676,740

EXPENSES:
Advisory fees — Note 3(a)	1,155,758	600,204
Distribution fees — Note 3(c) Class S	16,246	—
Shareholder administrative fees — Note 3(f)	15,208	7,410
Administration fees — Note 3(b)	41,821	20,377
Custodian fees	102,195	36,500
Interest expenses	12,397	325
Transfer agent fees and expenses	42,545	20,005
Printing fees	90,275	13,170
Professional fees	41,650	29,873
Registration fees	19,666	16,795
Trustee fees — Note 3(g)	21,525	21,380
Fund accounting fees	33,264	21,106
Miscellaneous	20,346	7,629
Total Expenses	1,612,896	794,774
Less, expense reimbursements/waivers — Note 3(a)	—	(60,866)
Net Expenses	1,612,896	733,908
NET INVESTMENT LOSS	(132,538)	(57,168)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	23,843,513	12,264,859
Net realized gain (loss) on foreign currency transactions	12,349	(120)
Net realized gain on options written	3,093,966	—
Net change in unrealized appreciation on investments, options and foreign currency	19,459,429	8,433,763
Net change in unrealized appreciation on written options	71,217	—
Net realized and unrealized gain on investments, options, and foreign currency	46,480,474	20,698,502
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,347,936	$20,641,334

* Foreign withholding taxes	$259	$—

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Operations  For the year ended December 31, 2013 (Continued)

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$2,802,961	$1,024,169
Interest	4,918	2,853
Total Income	2,807,879	1,027,022

EXPENSES:
Advisory fees — Note 3(a)	4,023,083	195,175
Shareholder administrative fees — Note 3(f)	49,668	3,336
Administration fees — Note 3(b)	136,586	9,175
Custodian fees	53,550	13,926
Transfer agent fees and expenses	93,150	12,455
Printing fees	140,500	13,550
Professional fees	60,505	29,532
Registration fees	23,981	17,987
Trustee fees — Note 3(g)	22,219	21,293
Fund accounting fees	78,317	15,937
Miscellaneous	45,898	5,196
Total Expenses	4,727,457	337,562
NET INVESTMENT INCOME (LOSS)	(1,919,578)	689,460

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	78,790,311	1,923,692
Net change in unrealized appreciation on investments, options and foreign currency	67,432,819	6,059,893
Net realized and unrealized gain on investments, options, and foreign currency	146,223,130	7,983,585
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,303,552	$8,673,045

* Foreign withholding taxes	$1,022	$8,009

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Operations  For the year ended December 31, 2013 (Continued)

Alger Balanced Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$1,646,836
Interest	715,983
Total Income	2,362,819

EXPENSES:
Advisory fees — Note 3(a)	668,620
Shareholder administrative fees — Note 3(f)	9,417
Administration fees — Note 3(b)	25,897
Custodian fees	25,948
Transfer agent fees and expenses	24,025
Printing fees	28,675
Professional fees	35,840
Registration fees	19,191
Trustee fees — Note 3(g)	21,430
Fund accounting fees	25,842
Miscellaneous	11,667
Total Expenses	896,552
NET INVESTMENT INCOME	1,466,267

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	6,760,057
Net realized (loss) on foreign currency transactions	(33)
Net change in unrealized appreciation on investments, options and foreign currency	5,229,266
Net realized and unrealized gain on investments, options, and foreign currency	11,989,290
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,455,557

* Foreign withholding taxes	$10,698

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income	$1,378,641	$4,119,447
Net realized gain on investments, options and foreign currency	57,504,583	30,035,398
Net change in unrealized appreciation on investments, options and foreign currency	66,928,235	22,420,073
Net increase in net assets resulting from operations	125,811,459	56,574,918

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(1,514,306)	(3,565,696)
Class S	(19,207)	(73,356)
Net realized gains:
Class I-2	(47,300,426)	(119,745)
Class S	(2,030,390)	(4,900)
Total dividends and distributions to shareholders	(50,864,329)	(3,763,697)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	44,223,287	1,086,100
Class S	3,200,309	(411,066)
Net increase from shares of beneficial interest transactions — Note 6	47,423,596	675,034
Total increase	122,370,726	53,486,255

Net Assets:

Beginning of period	361,843,911	308,357,656
END OF PERIOD	$484,214,637	$361,843,911
Undistributed net investment income	$803,310	$1,050,241

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Large Cap Growth Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income	$1,016,743	$3,944,960
Net realized gain on investments, options and foreign currency	66,379,567	15,350,627
Net change in unrealized appreciation on investments, options and foreign currency	21,375,921	9,666,661
Net increase in net assets resulting from operations	88,772,231	28,962,248

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(2,234,492)	(3,483,923)
Class S	(11,174)	(13,010)
Total dividends and distributions to shareholders	(2,245,666)	(3,496,933)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(49,176,833)	(48,720,991)
Class S	(1,338,236)	(2,202,969)
Net decrease from shares of beneficial interest transactions — Note 6	(50,515,069)	(50,923,960)
Total increase (decrease)	36,011,496	(25,458,645)

Net Assets:

Beginning of period	282,116,946	307,575,591
END OF PERIOD	$318,128,442	$282,116,946
Undistributed net investment income	$680,357	$2,192,047

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income (loss)	$(132,538)	$327,370
Net realized gain (loss) on investments, options and foreign currency	26,949,828	(233,048)
Net change in unrealized appreciation on investments, options and foreign currency	19,530,646	21,149,141
Net increase in net assets resulting from operations	46,347,936	21,243,463

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(473,145)	—
Total dividends and distributions to shareholders	(473,145)	—

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(16,969,107)	(19,158,277)
Class S	(1,683,302)	(1,495,330)
Net decrease from shares of beneficial interest transactions — Note 6	(18,652,409)	(20,653,607)
Total increase	27,222,382	589,856

Net Assets:

Beginning of period	137,488,720	136,898,864
END OF PERIOD	$164,711,102	$137,488,720
Undistributed net investment income	$15,655	$379,658

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger SMid Cap Growth Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment loss	$(57,168)	$(6,237)
Net realized gain on investments, options and foreign currency	12,264,739	6,129,043
Net change in unrealized appreciation on investments, options and foreign currency	8,433,763	2,000,434
Net increase in net assets resulting from operations	20,641,334	8,123,240

Dividends and distributions to shareholders from:

Net realized gains:
Class I-2	(13,265,810)	(5,806,812)
Total dividends and distributions to shareholders	(13,265,810)	(5,806,812)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	2,256,602	6,422,397
Net increase from shares of beneficial interest transactions — Note 6	2,256,602	6,422,397
Total increase	9,632,126	8,738,825

Net Assets:

Beginning of period	66,620,775	57,881,950
END OF PERIOD	$76,252,901	$66,620,775
Undistributed net investment income	$73,214	$15,664

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income (loss)	$(1,919,578)	$239,962
Net realized gain on investments, options and foreign currency	78,790,311	49,682,241
Net change in unrealized appreciation on investments, options and foreign currency	67,432,819	17,029,180
Net increase in net assets resulting from operations	144,303,552	66,951,383

Dividends and distributions to shareholders from:

Net realized gains:
Class I-2	(64,194,959)	(71,122,416)
Return of capital:
Class I-2	—	(25,676,097)
Total dividends and distributions to shareholders	(64,194,959)	(96,798,513)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(12,607,988)	(14,174,824)
Class S	—	(54,936,885)
Net decrease from shares of beneficial interest transactions — Note 6	(12,607,988)	(69,111,709)
Total increase (decrease)	67,500,605	(98,958,839)

Net Assets:

Beginning of period	447,722,499	546,681,338
END OF PERIOD	$515,223,104	$447,722,499
Undistributed net investment income (accumulated loss)	$72,468	$(33,506)

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income	$689,460	$730,034
Net realized gain on investments, options and foreign currency	1,923,692	1,093,562
Net change in unrealized appreciation on investments, options and foreign currency	6,059,893	1,822,344
Net increase in net assets resulting from operations	8,673,045	3,645,940

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(656,624)	(1,025,736)
Total dividends and distributions to shareholders	(656,624)	(1,025,736)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(2,696,304)	(3,112,525)
Net decrease from shares of beneficial interest transactions — Note 6	(2,696,304)	(3,112,525)
Total increase (decrease)	5,320,117	(492,321)

Net Assets:

Beginning of period	30,498,753	30,991,074
END OF PERIOD	$35,818,870	$30,498,753
Undistributed net investment income	$148,880	$117,615

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Balanced Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net investment income	$1,466,267	$1,120,511
Net realized gain on investments, options and foreign currency	6,760,024	2,146,278
Net change in unrealized appreciation on investments, options and foreign currency	5,229,266	2,777,412
Net increase in net assets resulting from operations	13,455,557	6,044,201

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(1,104,450)	(1,388,408)
Total dividends and distributions to shareholders	(1,104,450)	(1,388,408)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(9,903,212)	(13,338,359)
Net decrease from shares of beneficial interest transactions — Note 6	(9,903,212)	(13,338,359)
Total increase (decrease)	2,447,895	(8,682,566)

Net Assets:

Beginning of period	93,128,706	101,811,272
END OF PERIOD	$95,576,601	$93,128,706
Undistributed net investment income	$1,389,652	$1,095,127

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$60.81	$51.96	$52.16	$45.92	$30.39

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.24	0.69	0.15	0.08	0.18
Net realized and unrealized gain (loss) on investments	20.99	8.80	(0.29)	6.34	15.35
Total from investment operations	21.23	9.49	(0.14)	6.42	15.53
Dividends from net investment income	(0.27)	(0.62)	(0.06)	(0.18)	—
Distributions from net realized gains	(8.36)	(0.02)	—	—	—
Net asset value, end of period	$73.41	$60.81	$51.96	$52.16	$45.92
Total return	35.19%	18.30%	(0.30)%	14.03%	51.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$464,465	$348,152	$296,320	$284,225	$249,483
Ratio of gross expenses to average net assets	0.96%	0.96%	0.97%	0.98%	0.99%
Ratio of expense reimbursements to average net assets	—	—	(0.03)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.96%	0 .96%	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets	0.34%	1.18%	0.28%	0.17%	0.49%
Portfolio turnover rate	117.15%	139.19%	156.27%	203.56%	285.33%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class S
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$59.46	$50.72	$51.04	$45.01	$29.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	0.48	(0.04)	(0.08)	0.08
Net realized and unrealized gain (loss) on investments	20.49	8.60	(0.28)	6.20	15.07
Total from investment operations	20.52	9.08	(0.32)	6.12	15.15
Dividends from net investment income	(0.08)	(0.32)	—	(0.09)	—
Distributions from net realized gains	(8.36)	(0.02)	—	—	—
Net asset value, end of period	$71.54	$59.46	$50.72	$51.04	$45.01
Total return	34.79%	17.89%	(0.63)%	13.63%	50.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,750	$13,692	$12,038	$12,760	$13,307
Ratio of gross expenses to average net assets	1.26%	1.30%	1.31%	1.34%	1.24%
Ratio of expense reimbursements to average net assets	—	—	(0.03)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.26%	1.30%	1.28%	1.30%	1.20%
Ratio of net investment income (loss) to average net assets	0.04%	0.83%	(0.07)%	(0.18)%	0.23%
Portfolio turnover rate	117.15%	139.19%	156.27%	203.56%	285.33%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$46.82	$43.13	$43.68	$38.80	$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.19	0.59	0.26	0.40	0.26
Net realized and unrealized gain (loss) on investments	16.23	3.65	(0.37)	4.77	12.27
Total from investment operations	16.42	4.24	(0.11)	5.17	12.53
Dividends from net investment income	(0.44)	(0.55)	(0.44)	(0.29)	(0.21)
Net asset value, end of period	$62.80	$46.82	$43.13	$43.68	$38.80
Total return	35.08%	9.87%	(0.35)%	13.39%	47.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$312,953	$277,121	$300,951	$345,893	$350,117
Ratio of gross expenses to average net assets	0.88%	0.87%	0.85%	0.85%	0.87%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.88%	0.87%	0.85%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets	0.35%	1.28%	0.59%	1.02%	0.83%
Portfolio turnover rate	220.66%	154.11%	53.27%	53.52%	74.63%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class S
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$46.46	$42.58	$43.11	$38.38	$26.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	0.36	0.08	0.23	0.18
Net realized and unrealized gain (loss) on investments	16.08	3.62	(0.37)	4.70	12.15
Total from investment operations	16.07	3.98	(0.29)	4.93	12.33
Dividends from net investment income	(0.13)	(0.10)	(0.24)	(0.20)	(0.18)
Net asset value, end of period	$62.40	$46.46	$42.58	$43.11	$38.38
Total return	34.57%	9.38%	(0.76)%	12.91%	47.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,175	$4,996	$6,625	$8,369	$9,318
Ratio of gross expenses to average net assets	1.25%	1.31%	1.25%	1.27%	1.12%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.25%	1.31%	1.25%	1.27%	1.12%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.78%	0 .19%	0.60%	0.58%
Portfolio turnover rate	220.66%	154.11%	53.27%	53.52%	74.63%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$13.55	$11.66	$12.75	$10.68	$7.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	0.03	(0.05)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	4.86	1.86	(1.00)	2.06	3.66
Total from investment operations	4.85	1.89	(1.05)	2.07	3.64
Dividends from net investment income	(0.05)	—	(0.04)	—	—
Net asset value, end of period	$18.35	$13.55	$11.66	$12.75	$10.68
Total return	35.84%	16.21%	(8.27)%	19.38%	51.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$158,172	$131,230	$130,151	$159,609	$183,873
Ratio of gross expenses to average net assets	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.25%	(0.39)%	0.12%	(0.25)%
Portfolio turnover rate	165.86%	227.21%	245.35%	214.93%	280.22%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class S
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$13.05	$11.28	$12.34	$10.38	$6.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.02)	(0.10)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	4.69	1.79	(0.96)	1.99	3.56
Total from investment operations	4.62	1.77	(1.06)	1.96	3.52
Net asset value, end of period	$17.67	$13.05	$11.28	$12.34	$10.38
Total return	35.40%	15.69%	(8.59)%	18.88%	51.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,539	$6,259	$6,748	$8,859	$9,561
Ratio of gross expenses to average net assets	1.40%	1.45%	1.38%	1.39%	1.23%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.40%	1.45%	1.38%	1.39%	1.23%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.17)%	(0.78)%	(0.31)%	(0.50)%
Portfolio turnover rate	165.86%	227.21%	245.35%	214.93%	280.22%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

Alger SMid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$9.02	$8.60	$8.96	$7.25	$4.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	—	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.87	1.23	(0.29)	1.76	2.31
Total from investment operations	2.86	1.23	(0.34)	1.72	2.28
Distributions from net realized gains	(2.07)	(0.81)	(0.02)	(0.01)	—
Net asset value, end of period	$9.81	$9.02	$8.60	$8.96	$7.25
Total return	32.22%	14.54%	(3.87)%	23.67%	45.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$76,253	$66,621	$57,882	$69,327	$1,476
Ratio of gross expenses to average net assets	1.07%	1.08%	1.06%	1.11%	6.20%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.09)%	(0.07)%	(0.12)%	(5.20)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.01)%	(0.54)%	(0.57)%	(0.56)%
Portfolio turnover rate	94.55%	94.59%	59.22%	65.55%	74.57%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

Alger Small Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$27.78	$31.03	$32.05	$25.58	$17.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.13)	0.02	(0.22)	(0.19)	(0.13)
Net realized and unrealized gain (loss) on investments	9.52	3.72	(0.80)	6.66	8.13
Total from investment operations	9.39	3.74	(1.02)	6.47	8.00
Distributions from net realized gains	(4.53)	(5.20)	—	—	—
Return of capital	—	(1.79)	—	—	—
Net asset value, end of period	$32.64	$27.78	$31.03	$32.05	$25.58
Total return	34.26%	12.50%	(3.18)%	25.29%	45.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$515,223	$447,722	$497,693	$530,423	$326,880
Ratio of gross expenses to average net assets	0.95%	0.96%	0.94%	0.95%	0.97%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.95%	0.96%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets	(0.39)%	0.07%	(0.69)%	(0.68)%	(0.61)%
Portfolio turnover rate	78.65%	83.35%	66.91%	68.99%	86.65%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

Alger Growth & Income Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$11.67	$10.74	$10.25	$9.26	$7.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.28	0.27	0.17	0.16	0.13
Net realized and unrealized gain on investments	3.20	1.05	0.50	0.97	2.13
Total from investment operations	3.48	1.32	0.67	1.13	2.26
Dividends from net investment income	(0.27)	(0.39)	(0.18)	(0.14)	(0.20)
Net asset value, end of period	$14.88	$11.67	$10.74	$10.25	$9.26
Total return	29.92%	12.34%	6.51%	12.27%	32.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,819	$30,499	$30,991	$32,935	$34,544
Ratio of gross expenses to average net assets	1.01%	1.09%	1.09%	1.12%	0.94%
Ratio of expense reimbursements to average net assets	—	—	(0.05)%	(0.05)%	(0.05)%
Ratio of net expenses to average net assets	1.01%	1.09%	1.04%	1.07%	0.89%
Ratio of net investment income (loss) to average net assets	2.07%	2.35%	1.58%	1.72%	1.72%
Portfolio turnover rate	24.93%	41.86%	79.18%	41.75%	62.00%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

Alger Balanced Portfolio

	Class I-2
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$11.84	$11.31	$11.61	$10.79	$8.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.20	0.13	0.14	0.28	0.25
Net realized and unrealized gain (loss) on investments	1.61	0.56	(0.12)	0.82	2.21
Total from investment operations	1.81	0.69	0.02	1.10	2.46
Dividends from net investment income	(0.16)	(0.16)	(0.32)	(0.28)	(0.31)
Net asset value, end of period	$13.49	$11.84	$11.31	$11.61	$10.79
Total return	15.28%	6.23%	0.03%	10.33%	29.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$95,577	$93,129	$101,811	$119,804	$127,756
Ratio of gross expenses to average net assets	0.95%	0.95%	0.93%	0.91%	0.89%
Ratio of expense reimbursements to average net assets	—	—	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.89%	0.87%	0.85%
Ratio of net investment income (loss) to average net assets	1.56%	1.13%	1.20%	2.60%	2.60%
Portfolio turnover rate	71.66%	122.50%	102.79%	69.30%	104.04%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares, each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses. Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers,

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities also may include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events.  Inputs for Level 3 include unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolios’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolios may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolios are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Portfolios. Collateral is returned to the borrower upon settlement of the loan.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly.  The dividends from net investment income of the other Portfolios are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present each Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Portfolios’ tax returns remains open for the tax years 2010-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2013, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Portfolio(a)	0 .810%	0 .650%	0 .600%	0 .810%
Alger Large Cap Growth Portfolio(b)	0 .710	0 .600	—	0 .710
Alger Mid Cap Growth Portfolio(b)	0 .760	0 .700	—	0 .760
Alger SMid Cap Growth Portfolio(b)	0 .810	0 .750	—	0 .810
Alger Small Cap Growth Portfolio(b)	0 .810	0 .750	—	0 .810
Alger Growth & Income Portfolio(b)	0 .585	0 .550	—	0 .585
Alger Balanced Portfolio(b)	0 .710	0 .550	—	0 .710

(a)                                 Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b)                                 Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2014. For the year ended December 31, 2013, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $60,866.

(b) Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio offering such shares pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Brokerage Commissions: During the year ended December 31, 2013, Alger Capital

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. commissions of $255,520 $241,043, $105,887, $27,859, $284,278, $8,220, and $18,219, respectively, in connection with securities transactions.

(e) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund (including a Portfolio) may lend uninvested cash in an amount up to 15% of its net assets to other Funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended December 31, 2013, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio and Alger SMid Cap Growth Portfolio incurred interest expense of $618, $1,388 and $325, respectively, in connection with interfund loans.  During the year ended December 31, 2013, Alger Small Cap Growth Portfolio earned interfund loan interest income of $138.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: From January 1, 2013, through February 28, 2013, each Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $15,000 which was paid, pro rata by each Fund in the Alger Fund Complex. The term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. Additionally, each member of the audit committee received an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata by each Fund in the Alger Fund Complex. Additionally, each member of a Portfolio’s audit committee receives $75 from the Portfolio for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the year ended December 31, 2013, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$474,123,767	$479,557,096
Alger Large Cap Growth Portfolio	629,255,245	678,845,167
Alger Mid Cap Growth Portfolio	244,945,011	253,279,695
Alger SMid Cap Growth Portfolio	68,211,370	78,913,710
Alger Small Cap Growth Portfolio	375,454,008	440,449,391
Alger Growth & Income Portfolio	8,131,954	10,327,397
Alger Balanced Portfolio	65,677,801	71,152,324

Written call and put options activity for the year ended December 31, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2012	425	$96,491
Put Options written	15,602	3,398,205
Put Options closed	(6,836)	(1,566,455)
Put Options expired	(4,141)	(594,148)
Put Options exercised	(3,481)	(918,652)
Put Options outstanding at December 31, 2013	1,569	$415,441

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2012	423	$111,682
Call Options written	8,285	1,991,260
Call Options closed	(4,183)	(957,087)
Call Options expired	(1,108)	(215,115)
Call Options exercised	(2,681)	(762,733)
Call Options outstanding at December 31, 2013	736	$168,007

As of December 31, 2013, Alger Mid Cap Growth Portfolio had portfolio securities valued at $9,558,043 segregated as collateral for written options.

The following table summarizes the Portfolio’s securities lending agreements by counterparty which are subject to rights of offset as of December 31, 2013:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value on Non- Cash Collateral Received	Net Amount(b)
Goldman Sachs	$355,142	$355,142	—	—
Total	$355,142	$355,142	—	—

(a) Collateral with a value of $363,200 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(b) The market value of loaned securities is determined as of December 31, 2013. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTE 5 — Borrowings:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3(e).  For the year ended December 31, 2013, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Portfolio	$70,025	1 .33%
Alger Mid Cap Growth Portfolio	627,366	1 .99
Alger SMid Cap Growth Portfolio	29,912	1 .11

The highest amount borrowed during the year ended December 31, 2013 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Portfolio	$1,885,000
Alger Mid Cap Growth Portfolio	3,554,704
Alger SMid Cap Growth Portfolio	3,592,000

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2013 and the year ended December 31, 2012, the transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	1,008,017	$71,145,326	1,396,544	$82,066,917
Dividends reinvested	666,501	47,988,079	60,422	3,667,619
Shares redeemed	(1,072,360)	(74,910,118)	(1,435,233)	(84,648,436)
Net increase	602,158	$44,223,287	21,733	$1,086,100
Class S:
Shares sold	92,849	$6,366,862	74,688	$4,272,403
Dividends reinvested	29,209	2,049,597	1,306	78,256
Shares redeemed	(76,245)	(5,216,150)	(83,074)	(4,761,725)
Net increase (decrease)	45,813	$3,200,309	(7,080)	$(411,066)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	304,607	$16,435,420	352,783	$16,395,249
Dividends reinvested	36,363	2,234,492	74,235	3,483,746
Shares redeemed	(1,277,198)	(67,846,745)	(1,486,128)	(68,599,986)
Net decrease	(936,228)	$(49,176,833)	(1,059,110)	$(48,720,991)
Class S:
Shares sold	3,568	$176,667	4,274	$194,444
Dividends reinvested	183	11,175	280	13,010
Shares redeemed	(28,356)	(1,526,078)	(52,614)	(2,410,423)
Net decrease	(24,605)	$(1,338,236)	(48,060)	$(2,202,969)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	1,014,169	$15,819,681	1,001,768	$12,983,688
Dividends reinvested	26,462	473,145	—	—
Shares redeemed	(2,103,972)	(33,261,933)	(2,480,894)	(32,141,965)
Net decrease	(1,063,341)	$(16,969,107)	(1,479,126)	$(19,158,277)
Class S:
Shares sold	26,072	$416,641	32,045	$388,563
Shares redeemed	(135,375)	(2,099,943)	(150,882)	(1,883,893)
Net decrease	(109,303)	$(1,683,302)	(118,837)	$(1,495,330)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	611,280	$6,308,121	1,909,624	$17,447,756
Dividends reinvested	1,384,740	13,265,810	652,479	5,806,812
Shares redeemed	(1,611,585)	(17,317,329)	(1,905,071)	(16,832,171)
Net increase	384,435	$2,256,602	657,032	$6,422,397

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	2,726,507	$88,224,760	1,779,903	$56,217,590
Dividends reinvested	2,021,888	64,194,959	3,354,985	96,798,513
Shares redeemed	(5,079,273)	(165,027,707)	(5,055,825)	(167,190,927)
Net increase (decrease)	(330,878)	$(12,607,988)	79,063	$(14,174,824)
Class S:
Shares redeemed	—	—	(1,617,481)	(54,936,885)
Net decrease	—	$—	(1,617,481)	$(54,936,885)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	161,994	$2,160,695	229,048	$2,656,447
Dividends reinvested	48,160	656,624	89,017	1,025,736
Shares redeemed	(415,388)	(5,513,623)	(591,014)	(6,794,708)
Net decrease	(205,234)	$(2,696,304)	(272,949)	$(3,112,525)

Alger Balanced Portfolio
Class I-2:
Shares sold	490,939	$6,267,348	479,825	$5,639,610
Dividends reinvested	82,792	1,104,449	118,560	1,388,408
Shares redeemed	(1,358,736)	(17,275,009)	(1,735,634)	(20,366,377)
Net decrease	(785,005)	$(9,903,212)	(1,137,249)	$(13,338,359)

During the year ended December 31, 2012, shares redeemed for the Class I-2 shares and the Class S shares of Alger Small Cap Growth Portfolio include redemption-in-kind transactions of 2,362,924 and 1,576,912 valued at $82,371,516 and $53,629,837, respectively. The Fund had realized gains on these transactions of $26,564,522.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2013 and the year ended December 31, 2012 were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$25,810,141	$3,639,052
Long-term capital gain	25,054,188	124,645
Total distributions paid	$50,864,329	$3,763,697

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$2,245,666	$3,496,933
Long-term capital gain	—	—
Total distributions paid	$2,245,666	$3,496,933

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$473,145	$—
Long-term capital gain	—	—
Total distributions paid	$473,145	—

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$2,110,382	$1,441,205
Long-term capital gain	11,155,428	4,365,608
Total distributions paid	$13,265,810	$5,806,813

Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$13,474,083	$—
Long-term capital gain	50,720,876	71,122,416
Return of capital	—	25,676,097
Total distributions paid	$64,194,959	$96,798,513

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	$656,624	$1,025,736
Long-term capital gain	—	—
Total distributions paid	$656,624	$1,025,736

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	$1,104,450	$1,388,408
Long-term capital gain	—	—
Total distributions paid	$1,104,450	$1,388,408

As of December 31, 2013 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$6,144,983
Undistributed long-term gains	4,729,866
Net accumulated earnings	10,874,849
Capital loss carryforwards	—
Net unrealized appreciation	88,863,554
Total accumulated earnings	$99,738,403

Alger Large Cap Growth Portfolio
Undistributed ordinary income	$440,094
Undistributed long-term gains	—
Net accumulated earnings	440,094
Capital loss carryforwards	(286,232)
Net unrealized appreciation	44,645,112
Total accumulated earnings	$44,798,974

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(41,251,944)
Net unrealized appreciation	25,491,425
Total accumulated losses	$(15,760,519)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	$1,398,109
Undistributed long-term gains	2,000,262
Net accumulated earnings	3,398,371
Capital loss carryforwards	(249,172)
Net unrealized appreciation	15,836,745
Total accumulated earnings	$18,985,944

Alger Small Cap Growth Portfolio
Undistributed ordinary income	$1,443,532
Undistributed long-term gains	11,269,304
Net accumulated earnings	12,712,836
Capital loss carryforwards	—
Net unrealized appreciation	122,877,644
Total accumulated earnings	$135,590,480

Alger Growth & Income Portfolio
Undistributed ordinary income	$101,741
Undistributed long-term gains	—
Net accumulated earnings	101,741
Capital loss carryforwards	(7,170,635)
Net unrealized appreciation	9,162,805
Total accumulated earnings	$2,093,911

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio
Undistributed ordinary income	$1,315,448
Undistributed long-term gains	—
Net accumulated earnings	1,315,448
Capital loss carryforwards	(13,634,115)
Net unrealized appreciation	9,858,122
Total accumulated losses	$(2,460,545)

At December 31, 2013, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration. The amount utilized in any given year may be limited by certain provisions of the Internal Revenue Code.

Expiration Dates	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
2016	—	—	—	$4,144
2017	—	$286,232	$41,251,944	245,028
Total	—	286,232	41,251,944	249,172

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2016	—	$785,738	—
2017	—	5,947,315	$13,634,115
2018	—	437,582	—
Total	—	7,170,635	13,634,115

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration. In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2013 the Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio utilized $66,233,917, $25,037,093, $62,293, $1,936,697, and $6,725,793 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnerships investments,

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences primarily from net operating losses, real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2013:

Alger Capital Appreciation Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(92,058)
Accumulated net realized gain (accumulated realized loss)	$92,058
Paid-in Capital	$—

Alger Large Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(282,767)
Accumulated net realized gain (accumulated realized loss)	$282,767
Paid-in Capital	$—

Alger Mid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$241,680
Accumulated net realized gain (accumulated realized loss)	$139,012
Paid-in Capital	$(380,692)

Alger SMid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$114,718
Accumulated net realized gain (accumulated realized loss)	$(100,703)
Paid-in Capital	$(14,015)

Alger Small Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$2,025,552
Accumulated net realized gain (accumulated realized loss)	$(2,108,147)
Paid-in Capital	$82,595

Alger Growth & Income Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(1,571)
Accumulated net realized gain (accumulated realized loss)	$1,571
Paid-in Capital	$—

Alger Balanced Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(67,292)
Accumulated net realized gain (accumulated realized loss)	$67,292
Paid-in Capital	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with their investments as of December 31, 2013, the Portfolios have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$121,766,459	$119,781,846	$1,984,613	—
Consumer Staples	30,409,100	30,409,100	—	—
Energy	16,483,909	16,483,909	—	—
Financials	25,391,967	25,391,967	—	—
Health Care	72,885,187	72,885,187	—	—
Industrials	46,439,796	46,439,796	—	—
Information Technology	131,493,153	131,493,153	—	—
Materials	12,160,580	12,160,580	—	—
Telecommunication Services	5,967,273	2,628,990	3,338,283	—
TOTAL COMMON STOCKS	$462,997,424	$457,674,528	$5,322,896	—
CONVERTIBLE NOTES
Consumer Discretionary	153,177	—	—	153,177
MASTER LIMITED PARTNERSHIP
Financials	5,745,600	5,745,600	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,396,456	1,396,456	—	—
TOTAL INVESTMENTS IN SECURITIES	$470,292,657	$464,816,584	$5,322,896	$153,177

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	64,110,978	64,110,978	—	—
Consumer Staples	6,027,755	6,027,755	—	—
Energy	14,597,595	14,597,595	—	—
Financials	16,439,660	16,439,660	—	—
Health Care	44,792,543	44,792,543	—	—
Industrials	37,566,675	37,566,675	—	—
Information Technology	99,058,066	99,058,066	—	—
Materials	9,403,575	9,403,575	—	—
Telecommunication Services	3,216,234	3,216,234	—	—
TOTAL COMMON STOCKS	$295,213,081	$295,213,081	—	—
CONVERTIBLE NOTES
Consumer Discretionary	102,423	—	—	102,423
MASTER LIMITED PARTNERSHIP
Financials	12,421,431	12,421,431	—	—
TOTAL INVESTMENTS IN SECURITIES	$307,736,935	$307,634,512	—	$102,423

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$46,016,257	$46,016,257	—	—
Consumer Staples	10,596,458	10,596,458	—	—
Energy	9,896,182	9,896,182	—	—
Financials	9,086,249	9,086,249	—	—
Health Care	21,818,908	21,818,908	—	—
Industrials	23,931,075	23,931,075	—	—
Information Technology	29,417,327	29,417,327	—	—
Materials	8,765,942	8,765,942	—	—
Telecommunication Services	3,031,382	3,031,382	—	—
TOTAL COMMON STOCKS	$162,559,780	$162,559,780	—	—
CONVERTIBLE NOTES
Consumer Discretionary	51,926	—	—	51,926
MASTER LIMITED PARTNERSHIP
Financials	1,524,536	1,524,536	—	—
PURCHASED OPTIONS
Energy	8,567	3,990	4,577	—
TOTAL INVESTMENTS IN SECURITIES	$164,144,809	$164,088,306	$4,577	$51,926

OPTIONS WRITTEN
Energy	492,421	415,888	76,533	—

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	14,732,524	14,732,524	—	—
Consumer Staples	2,213,858	2,213,858	—	—
Energy	3,003,651	3,003,651	—	—
Financials	4,973,428	4,973,428	—	—
Health Care	12,286,951	12,286,951	—	—
Industrials	13,977,092	13,977,092	—	—
Information Technology	16,690,929	16,690,929	—	—
Materials	4,621,056	4,621,056	—	—
Telecommunication Services	765,769	765,769	—	—
TOTAL COMMON STOCKS	$73,265,258	$73,265,258	—	—
MASTER LIMITED PARTNERSHIP
Financials	680,800	680,800	—	—
REAL ESTATE INVESTMENT TRUST
Financials	871,746	871,746	—	—
TOTAL INVESTMENTS IN SECURITIES	$74,817,804	$74,817,804	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$92,550,062	$92,550,062	—	—
Consumer Staples	15,410,196	15,410,196	—	—
Energy	18,045,898	18,045,898	—	—
Financials	29,684,840	29,684,840	—	—
Health Care	97,013,221	97,013,221	—	—
Industrials	80,973,930	80,973,930	—	—
Information Technology	127,198,498	127,198,498	—	—
Materials	26,083,261	26,083,261	—	—
Telecommunication Services	6,097,869	6,097,869	—	—
TOTAL COMMON STOCKS	$493,057,775	$493,057,775	—	—
MASTER LIMITED PARTNERSHIP
Financials	5,078,648	5,078,648	—	—
REAL ESTATE INVESTMENT TRUST
Financials	7,351,456	7,351,456	—	—
TOTAL INVESTMENTS IN SECURITIES	$505,487,879	$505,487,879	—	—

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	4,729,977	4,729,977	—	—
Consumer Staples	4,147,074	4,147,074	—	—
Energy	3,483,885	3,483,885	—	—
Financials	3,602,861	3,602,861	—	—
Health Care	4,442,825	4,442,825	—	—
Industrials	4,345,352	4,345,352	—	—
Information Technology	6,347,778	6,347,778	—	—
Materials	840,338	840,338	—	—
Telecommunication Services	1,303,057	1,303,057	—	—
Utilities	298,048	298,048	—	—
TOTAL COMMON STOCKS	$33,541,195	$33,541,195	—	—
CONVERTIBLE NOTES
Consumer Discretionary	11,396	—	—	11,396
MASTER LIMITED PARTNERSHIP
Financials	839,154	839,154	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,025,796	1,025,796	—	—
TOTAL INVESTMENTS IN SECURITIES	$35,417,541	$35,406,145	—	$11,396

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,274,571	$8,274,571	—	—
Consumer Staples	7,289,771	7,289,771	—	—
Energy	6,043,971	6,043,971	—	—
Financials	6,033,856	6,033,856	—	—
Health Care	7,282,586	7,282,586	—	—
Industrials	7,726,033	7,726,033	—	—
Information Technology	11,266,211	11,266,211	—	—
Materials	1,480,104	1,480,104	—	—
Telecommunication Services	2,382,217	2,382,217	—	—
Utilities	571,429	571,429	—	—
TOTAL COMMON STOCKS	$58,350,749	$58,350,749	—	—
CORPORATE BONDS
Consumer Staples	2,979,429	—	2,979,429	—
Energy	2,181,702	—	2,181,702	—
Financials	6,110,838	—	6,110,838	—
Health Care	2,255,020	—	2,255,020	—
Industrials	4,008,868	—	4,008,868	—
Information Technology	6,757,383	—	6,757,383	—
Telecommunication Services	2,885,778	—	2,885,778	—
TOTAL CORPORATE BONDS	$27,179,018	—	$27,179,018	—
MASTER LIMITED PARTNERSHIP
Financials	1,476,411	1,476,411	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,756,358	1,756,358	—	—
U.S. TREASURY OBLIGATIONS
U.S. Government & Agency	5,075,860	—	5,075,860	—
TOTAL INVESTMENTS IN SECURITIES	$93,838,396	$61,583,518	$32,254,878	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Convertible Note
Opening balance at January 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	153,177
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2013	153,177
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2013	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Convertible Note
Opening balance at January 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	102,423
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2013	102,423
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2013	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Convertible Note
Opening balance at January 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	51,926
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2013	51,926
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2013	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Convertible Note
Opening balance at January 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	11,396
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2013	11,396
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2013	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2013. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value December 31, 2013	Valuation Methodology	Unobservable Input	Range
Alger Capital Appreciation Portfolio
Convertible Note	$153,177	Market Approach	Revenue Multiple EBITDA Multiple	0.90x to 1.8x 7.6x to 14.2x
Alger Large Cap Growth Portfolio
Convertible Note	$102,423	Market Approach	Revenue Multiple EBITDA Multiple	0.90x to 1.8x 7.6x to 14.2x
Alger Mid Cap Growth Portfolio
Convertible Note	$51,926	Market Approach	Revenue Multiple EBITDA Multiple	0.90x to 1.8x 7.6x to 14.2x
Alger Growth & Income Portfolio
Convertible Note	$11,396	Market Approach	Revenue Multiple EBITDA Multiple	0.90x to 1.8x 7.6x to 14.2x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On December 31, 2013 Alger Capital Appreciation Portfolio transferred $1,396,456 from level 2 to level 1, utilizing exchange listed prices rather than fair value adjusted prices.

Certain of the Portfolios’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$13,917,399	$13,917,399	—	—
Alger Large Cap Growth Portfolio	10,779,781	10,779,781	—	—
Alger Mid Cap Growth Portfolio	1,479,141	1,479,141	—	—
Alger SMid Cap Growth Portfolio	1,761,769	1,761,769	—	—
Alger Small Cap Growth Portfolio	10,380,020	10,380,020	—	—
Alger Growth & Income Portfolio	742,911	742,911	—	—
Alger Balanced Portfolio	1,371,789	1,371,789	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3

Payable for collateral on securities loaned at value:
Alger Growth & Income Portfolio	$363,200	$—	363,200	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign-currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended December, 31 2013, written equity and index put options were used in accordance with this objective.

The Portfolios’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of December, 31, 2013 are as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Equity Options	Investments in Securities, at value	$8,567	—	—
Written Put Equity Options	—	—	Written Options Outstanding, at value	$293,566
Written Call Equity Options	—	—	Written Options Outstanding, at value	198,855
Total		$8,567		$492,421

For the year ended December, 31, 2013, Alger Mid Cap Growth Portfolio had option purchases of $2,471,049 and option sales of $5,665,367.  The effect of derivative instruments on the Statement of Operations for the year ended December, 31, 2013 is as follows:

NET REALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Value
Purchased Equity Options	$(249,149)
Written Equity Options	3,093,966
Total	$2,844,817

NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Value
Purchased Equity Options	$(17,208)
Written Equity Options	71,217
Total	$54,009

NOTE 10 — Recent Accounting Pronouncements:

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 11 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to December, 31, 2013 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio, and the Board of Trustees of The Alger Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (the “Funds”), comprising the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 25, 2014

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2013 and ending December 31, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Six Months Ended December 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2013(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000 .00	$1,222 .97	$5 .38	0 .96%
	Hypothetical(c)	1,000 .00	1,020 .37	4 .89	0 .96
Class S	Actual	1,000 .00	1,220 .99	7 .05	1 .26
	Hypothetical(c)	1,000 .00	1,018 .85	6 .41	1 .26

Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000 .00	$1,243 .50	$4 .98	0 .88%
	Hypothetical(c)	1,000 .00	1,020 .77	4 .48	0 .88
Class S	Actual	1,000 .00	1,240 .54	7 .06	1 .25
	Hypothetical(c)	1,000 .00	1,018 .90	6 .36	1 .25

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000 .00	$1,199 .89	$5 .77	1 .04%
	Hypothetical(c)	1,000 .00	1,019 .96	5 .30	1 .04
Class S	Actual	1,000 .00	1,198 .78	7 .76	1 .40
	Hypothetical(c)	1,000 .00	1,018 .15	7 .12	1 .40

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000 .00	$1,185 .47	$5 .45	0 .99%
	Hypothetical(c)	1,000 .00	1,020 .21	5 .04	0 .99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000 .00	$1,170 .66	$5 .20	0 .95%
	Hypothetical(c)	1,000 .00	1,020 .42	4 .84	0 .95

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000 .00	$1,146 .29	$5 .46	1 .01%
	Hypothetical(c)	1,000 .00	1,020 .11	5 .14	1 .01

Alger Balanced Portfolio
Class I-2	Actual	$1,000 .00	$1,094 .54	$5 .02	0 .95%
	Hypothetical(c)	1,000 .00	1,020 .42	4 .84	0 .95

(a)                                 Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).

(b)                                 Annualized.

(c)                                  5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (52)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (60)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (68)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (79)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (81)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (51)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (76)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (49) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (48) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Steven B. Levine (27) Assistant Secretary	Paralegal at Alger Management since 2012. Senior Paralegal at the Dreyfus Corporation from 2008 — 2012.	2012	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 24, 2013, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates. FUSE’s specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the September meeting of the Trustees, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Portfolios.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios.  The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Portfolio had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided by Alger Management under a separate Administration Agreement. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolios.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns  for the year-to-date (at 6/30/13), second-quarter of 2013, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/13, and compared them with benchmark and peer-group data for the same periods. They noted that while the performance for the year to date of the Mid Cap, Growth & Income  and Capital Appreciation Portfolios had equaled or surpassed  the medians of their peer groups, the Large Cap, SMid Cap, Small Cap and Balanced Portfolios had fallen short of their peer medians, and all Portfolios had underperformed their benchmarks for that period; furthermore, all Portfolios had failed against their peer medians and benchmarks for the second quarter of 2013 and year ended 6/30/13, except that the Balanced  Portfolio surpassed its benchmark for the second quarter of 2013 and the Capital Appreciation Portfolio equaled or surpassed its peer median and benchmark for the one-year period. For the longer (3-, and 5-year) periods, the Capital Appreciation Portfolio surpassed its peer medians for both periods and the Growth & Income Portfolio equaled or surpassed peer medians and benchmarks for both periods; otherwise Portfolio performance failed to meet peer medians or benchmarks. The Trustees noted that the Capital Appreciation strategy had strong long-term performance, while the Small Cap strategy had consistently outperformed its benchmark in the past.  The SMid Cap strategy had exhibited periods of good performance.  Representatives of Alger Management discussed with the Trustees the recent performance of each Portfolio and the measures that the firm had instituted or was in the process of instituting to improve the performance of Portfolios that had consistently underperformed. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolios was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the fees of the Large Cap, SMid Cap, Small Cap and Growth & Income Portfolios were at or below the median for the applicable FUSE reference groups, while those of the Mid Cap, Capital Appreciation and Balanced Portfolios exceeded the applicable median, as did all of the expense ratios except those of the SMid Cap Portfolio and the Small Cap Portfolio. The Trustees noted, however, that the highest expense ratios were for Funds with low asset levels that suffered thereby in comparison with their peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The

Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management was sub-adviser,  separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolios because of the differences in services provided by Alger Management to those types of clients as opposed to the Portfolios, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2013. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size. In that connection they noted that in 2012 they and Alger Management had revised the advisory fee schedules in the Agreement to reflect fee reductions for each Portfolio at specified Portfolio asset levels (“breakpoints”) in the expectation that such a measure would have the effect of lowering a Portfolio’s overall management fee as the Portfolio grew past a breakpoint, thus sharing with the Portfolio’s shareholders the economies of scale achieved by Alger Management in managing the growing Portfolio.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2013, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a considerable portion of the Portfolios’ equity brokerage and receives shareholder servicing fees from the Portfolios as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the

Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Portfolio:

•                  The Board concluded that the nature, extent and quality of the services provided to the Portfolio by Alger Management are adequate and appropriate.

•                  The Board determined that the Portfolio’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio. In the case of the SMid Cap Portfolio, the Trustees also noted that Alger Management had voluntarily undertaken to cap the Portfolio’s expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from that Portfolio.

•                  The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio and determined that the recently-adopted fee breakpoints provided a means by which Alger Management would share the benefits of such economies with Portfolio shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund.  Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its respective index and security specific impact on overall portfolio performance.  Please contact the Fund at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Inc.

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APAR

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2013	$180,950
December 31, 2012	$172,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2013	$32,800
December 31, 2012	$33,130

d) All Other Fees:

December 31, 2013	$9,370
December 31, 2012	$8,920

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2013	$190,902, €69,272, and £26,800
December 31, 2012	$221,557 and €42,600

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Hal Liebes

Hal Liebes

President

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: February 20, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 20, 2014